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                                                                   EXHIBIT 10.16

                          PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is dated the 18th day of June, 1996, between SHIELD PETROLEUM INCORPORATED, a Texas corporation, ("Shield"), whose address is 1303 FM 2818 E, College Station, Texas 77840, ("Seller"), and HUGOTON ENERGY CORPORATION, a Kansas corporation, ("Buyer"), whose address is 301 N. Main, Suite 1900, Wichita, Kansas 67202.

         In consideration of their mutual promises, Buyer and Seller agree to the sale of the Leases (defined below) under the terms of this Agreement.

                                   ARTICLE I

                               SALE AND PURCHASE

         1.01 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller shall sell and Buyer shall purchase and pay for, at the Closing, as defined herein, the rights, titles and interests of Seller described in this Article I (collectively the "Assets").

         1.02 Leases. An undivided fifty percent (50%) interest in the oil, gas and mineral leases and lease option agreements described in Exhibit "A" (collectively referred to as the "Leases"), subject to the terms of the Development Agreement attached hereto as Exhibit "B" which is to be executed by the Parties at Closing.

         1.03 Files. Copies, made at Buyer's expense, of files, records, documents and data in the possession of Seller related to the Leases, the transfer or disclosure of which would not violate the terms of any existing agreements) with a third party. However, Hugoton shall have no right of access to any file, record, or document which relates in any way to any of the Excluded Assets (defined below), whether in the possession of Shield or in the possession of any third party.

         1.04 Excluded Assets. The following rights, titles and interests of Seller are not included in the Assets and are expressly reserved to Seller (collectively the "Excluded Assets"), to wit:

         (a) all right's and choses in action arising, occurring or existing in favor of Seller prior to the Closing (hereinafter defined) including, but not limited to, any and all contract rights, claims, receivables, recoupment rights, accounting adjustments, mispayments, erroneous payments or other claims of any nature in favor of Seller and relating and accruing to any time prior to the Closing.

         (b) Seller's rights in software, patents, licenses, processes, intellectual property, depictions, designs, flow charts, hardware, and all other like or similar property connected with location diagnostics, target zone identification or horizontal drilling and production procedures or technology.





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                                   ARTICLE II

                                 PURCHASE PRICE

         2.01 Purchase Price. The Purchase Price for the Assets shall be $11,249,698.78.

         2.02 Payment of Purchase Price. The Purchase Price shall be paid at the Closing by wire transfer or in other immediately available funds as may be requested by Seller.

                                  ARTICLE III

                                 TITLE MATTERS

         3.01 Access to Records. From the date hereof until thirty days after Closing, Seller will give Buyer reasonable access during Seller's normal business hours to all information related to the Assets, presently in Seller's custody at the present location of those documents, and Seller will either copy such information for the account of Buyer, in which event Buyer shall reimburse Seller for the reasonable costs of such copying, or make the information available for copying within the confines of Seller's offices.

         3.02 Value of the Leases. Buyer and Seller have agreed that the value of each Mineral Acre (defined below) covered by the Leases is Two Hundred Seventy-five Dollars ($275.00) per Mineral Acre. However, for the purpose of calculating the return of the Purchase Price to Buyer in the event of a failure of title to the Asset(s), or the loss of any of the Leases due to a failure of title (defined below in Article 7.01), the value of each Mineral Acre is proportionately reduced to the interest to be assigned to Buyer, being One Hundred Thirty- seven and 50/00 Dollars ($137.50), it being the intent hereof that the Buyer would receive actual costs paid for said Leases. A Mineral Acre is defined as the full mineral interest in one acre of land.

                                   ARTICLE IV

                           REPRESENTATIONS OF SELLER

         Seller represents and warrants to Buyer:

         4.01 Existence. Shield is a corporation duty organized, validly existing and in good standing under the laws of the State of Texas.

         4.02 Power and Authorization. Shield has all corporate power, authority and capacity to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, any provision of Seller's charter, bylaws, or governing documents, or any agreement or instrument to which Seller is a party or is bound, or any judgment, decree, order, statute, rule or regulation applicable to Seller. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate or partnership action, as the case may be, on the part of Seller.





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         4.03    Valid, Binding and Enforceable. This Agreement has been duly executed and delivered on behalf of Seller, and at the Closing all documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal and valid obligations of Seller:

         4.04 Brokers. Seller has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement for which Buyer is or will be in any way liable.

         4.05 No Defaults. Seller, to the best of its knowledge, is not in default under any contract or agreement pertaining to the Assets.

         4.06 Title and Validity of Leases. Seller owns the Assets and has full right to sell and convey the same. To the best of Seller's knowledge, the Leases are in full force and effect, are valid and subsisting, cover the entire estates they purport to cover, and are not subject to forfeiture or termination from any cause.

         4.07 Payment of Rents and Royalties. To the best of Seller's knowledge, all royalties, rentals and other payments due under the Leases have been properly and timely paid, and all conditions necessary to keep the Leases in force have been fully performed.

         4.08 Taxes. To the best of Seller's knowledge, all ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom on the Assets that have become due and payable have been properly and timely paid.

         4.09 Litigation. To the best of Seller's knowledge, no suit, action, investigation or other legal proceeding is pending before any court or governmental agency and no set of facts or cause of action exists that relates to the Assets that might result in impairment or loss of Seller's title to any portion of the Assets or the value thereof or that might hinder or impede the operation or enjoyment of the Leases.

         4.10 Compliance With Laws. To the best of Seller's knowledge, all laws, rules, regulations, ordinances and orders of all local, state and federal governmental bodies, authorities and agencies having jurisdiction over the Assets have been complied with.

         4.11 Preferential Rights and Consents. There are no existing agreements, options, preferential rights to purchase, or required consents to assignment, commitments or rights with, to or in any third party to acquire any interest of Seller in any portion of the Assets. Further, Seller does not require any consent or approval of third parties or governmental agencies to enter into this Agreement or to consummate the transactions contemplated herein.

         4.12 Prepayments, Non-Consent Operations and Calls. Seller is not obligated to deliver any quantities of oil, gas or other hydrocarbon substances at some future time without thereafter receiving full





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payment therefor in the ordinary course of business. No operations have been conducted pursuant to any agreement to which Seller is a party and that affect the Assets which would result in Seller relinquishing, permanently or temporarily, any interests or ownership rights in any portion of its Assets, or under which Seller has become a "non- consenting" party. Seller has not granted any person, firm or entity any call upon, option to purchase or similar rights with respect to any oil, gas or other hydrocarbon substances to be produced from or which is allocable to the Assets.

         4.13 Disclaimers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

                                   ARTICLE V

                            REPRESENTATIONS OF BUYER





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         Buyer represents and warrants to Seller that:

         5.01 Existence. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas, and Buyer is duly qualified to carry on its business in the State of Texas.

         5.02 Power and Authorization. Buyer has all corporate power, authority and capacity to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, any provision of Buyer's charter, bylaws, or governing documents, or any agreement or instrument to which Buyer is a party or is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Buyer.

         5.03 Valid, Binding and Enforceable. This Agreement has been duly executed and delivered on behalf of Buyer, and at the Closing all documents and instruments required hereunder to be executed and delivered by Buyer shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal and valid obligations of Buyer.

         5.04 Brokers. Buyer has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement for which Seller is or will be in any way liable.

         5.05 Governmental Requirements. By the Closing, Buyer shall have received or procured all required bonds, governmental approvals, consents, licenses and permits required in the ownership of the Assets except for those approvals, consents, licenses and permits ordinarily acquired after the Closing.

         5.06 Independent Investigation and Disclaimer. Prior to the Closing of this Agreement, Buyer has been afforded the opportunity to inspect the Assets and to examine the records of Seller at Seller's offices with respect to the Assets, and has been afforded access to all information in Seller's possession with respect to the Assets. BUYER ACKNOWLEDGES THAT SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, OR AS TO ANY OTHER INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO BUYER BY OR ON BEHALF OF SELLER (INCLUDING, WITHOUT LIMITATION, THE EXISTENCE OR EXTENT OF OIL, GAS OR OTHER MINERAL RESERVES, THE RECOVERABILITY OF OR THE COST OF RECOVERING ANY SUCH RESERVES, THE VALUE OF SUCH RESERVES, ANY PRODUCTION PRICING ASSUMPTION, PRESENT OR PAST PRODUCTION RATES, THE CONDITION OF ANY WELL, AND THE ABILITY TO SELL OIL OR GAS PRODUCTION AFTER THE CLOSING). IN ENTERING INTO AND PERFORMING THIS AGREEMENT, BUYER HAS RELIED





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SOLELY UPON ITS INDEPENDENT INVESTIGATION OF, AND JUDGMENT WITH RESPECT TO, THE
ASSETS, AND THEIR VALUE.

                                   ARTICLE VI

                                   COVENANTS

         6.01 Operations. From the date of this Agreement until the Closing, Seller (i) shall permit Buyer to have reasonable access to the Assets; and (ii) shall operate the Assets as a reasonably prudent operator. Specifically:

         (a) Seller shall not enter into any contractual commitments or other arrangements, including AFE's for any single operation involving amounts exceeding One Hundred Thousand Dollars ($100,000.00), or for any single operation having a projected duration exceeding thirty (30) days, which would continue beyond the Closing and which would be after the Closing binding upon Buyer, without the prior written consent of Buyer.

         (b) Seller shall not sell, transfer, convey or encumber any portion of the Assets, or create or permit to exist any security-interest, liens or encumbrances on any of the Assets, except for Permitted Encumbrances.

         (c) Seller shall not release any of the Leases, without the prior written consent of Buyer.

         6.02 Confidentiality. Until the Closing, Buyer shall cause the information and data furnished or made available by Seller to Buyer and its officers, employees, and representatives in connection with this Agreement or Buyer's investigation of the Assets to be maintained in strict confidence.

         6.03 Development Agreement. As a condition to the Closing, Buyer and Seller will enter into the exploration and development of the attached hereto as Exhibit "B" (the "Development Agreement").

                                  ARTICLE VII

                                   ASSIGNMENT

         7.01 Assignment. As a condition to the Closing, Buyer and Seller will execute an assignment of the Leases upon the form of assignment attached hereto as Exhibit "C"(the "Assignment"), which shall be made with a general warranty of title, limited, however, to return of the Purchase Price allocable to the Asset or the portion thereof with respect to which there is a failure of title. "Failure of title" includes, without limitation, the failure of Seller to (i) drill the well provided for in the Oil and Gas Lease Agreement effective May 28, 1996, between the Long-Bell Petroleum Company, Inc., as Lessor, and Eagle Oil & Gas Co., as Lessee, covering portions of Section 26, 27, 33, 34, 35, and 36, T4S, R8W, and Sections 1, 2, 3, 4, 5, 9, 10, 12, and 16, T5S, R8W,
Beauregard Parish, Louisiana, which well must be commenced before August 1, 1996,





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as provided therein, or (ii) pay a delay rental, shut-in well payment(s) or royalty payment(s) causing all or a portion of a lease to terminate when one of the parties hereto should desire that such interest continue in effect.

                                  ARTICLE VIII

                             CONDITIONS OF CLOSING

         8.01 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver of Seller, of the following condition:

         (a) All representations and warranties of Buyer in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and Buyer shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing.

         8.02 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver by Buyer, of the following conditions:

         (a) all representations and warranties of Seller contained in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and Seller shall have performed and satisfied all agreements required by this Agreement to be performed and satisfied by Seller at or prior to the Closing.

         (b) there shall have been no material adverse change in the physical condition of the properties and no event, unremedied or unwaived, shall have occurred which causes a material reduction in the value of the Assets considered as a whole, since the date of this Agreement, excluding, however, any reduction in value as a result of changes in the sales price of oil and or gas.

         8.03 Conditions to Obligations of Both Parties. The obligations of Seller and Buyer to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver by both parties, of the following conditions:

         (a) There shall not be pending or instituted, threatened or proposed, any action or proceeding by or before any court, administration agency, or any other person, challenging or complaining of, or seeking to collect damages or other relief in connection with the transactions contemplated by this Agreement.

         (b) no state or federal statute, rule, regulation or action shall exist or shall have been adopted or taken and no judicial or administrative decision shall have been entered (whether on a preliminary or final basis), that would prohibit, restrict or delay the consummation of the transactions contemplated by this Agreement or make the payments due hereunder illegal.





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                                   ARTICLE IX

                                    CLOSING

         9.01 Date of Closing. Subject to the conditions stated in this Agreement, the consummation of the transactions contemplated by this Agreement (the "Closing") shall be held on June 18, 1996, at 9:00 a.m., or at such other date as the parties shall agree in writing (the "Closing Date."

         9.02 Place of Closing. The Closing shall be held at the offices of Seller, 1303 FM 2818 E, College Station, Texas, or at such other place as Buyer and Seller may agree upon in writing.

         9.03 Closing Obligations. At the Closing the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

         (a) Seller shall execute, acknowledge and deliver to the Buyer (in sufficient counterparts to facilitate recording) the Assignment.

         (b) Seller and Buyer shall execute, acknowledge and deliver, each to the other, an original counterpart of (i) the Development Agreement described in Section 6.03; and (ii) the Assignment described in Section 7.01.

         (c)     Buyer shall make payment of the Purchase Price to Seller.

         (d) Seller shall provide to Buyer original copies of all consents to assign any of the Leases.

                                   ARTICLE X

                        POST-CLOSING RIGHTS, OBLIGATIONS

                                AND INDEMNITIES

         10.01 Indemnification by Seller. Seller agrees to indemnify and hold Buyer harmless from and against any and all Claims (each as hereinafter defined) of any nature arising out of the ownership, use, sale, condition or operation of the Assets accruing, occurring or existing before the Effective Time, except as otherwise provided herein.

         10.02 Assumption of Obligations and Indemnification. From and after the Closing, Buyer assumes and agrees to timely pay and perform, and to indemnify and hold Seller harmless from and against, Buyer's proportionate share of all duties, obligations, and liabilities relating to the ownership, use or operation of the Assets after the Effective Time, including, without limitation, (i) express or implied covenants and obligations relating to the Assets provided for in any agreements affecting the Assets; and (ii) expenses and costs of plugging and abandoning wells and the restoration of well or operation sites located on lands included in the Assets, all in accordance with the applicable laws, regulations and contractual provisions.

         10.03 Claims. For the purposes of this Agreement, and particularly this Article X, "Claims" shall mean all demands, claims, actions, causes of action, judgments, assessments, losses, liabilities, damages,





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(including, but not limited to, actual, consequential, incidental, exemplary, punitive, and statutory) and costs (including reasonable attorney's fees and all other litigation expenses), whether known or unknown, asserted or unasserted, founded in contract or tort, and whether statutory or common-law.

                                   ARTICLE XI

                                  TERMINATION

         11.01 Right of Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:

         (a)     By mutual consent of the parties.

         (b) By either party if the Closing shall not have occurred by June 18, 1996, at 5:00 p.m. Central Standard Time.

         (c) By either Seller or Buyer if the Conditions to the Closing described for that party in Article VIII have not been satisfied or waived at the time of the Closing with respect to the Assets affected by the Closing.

Notwithstanding the foregoing provisions concerning termination, neither party shall exercise any right of termination pursuant to this Section 1.01 if the event giving rise to such termination right shall be due to the willful failure of such party to perform or observe in any material respect any of the covenants or agreements set forth herein to be performed or observed by such party.

         11.02 Return of Information. If this Agreement is terminated Buyer shall return to Seller all information and material delivered to Buyer by Seller pursuant to the terms of this Agreement.

         11.03 Liabilities Upon Termination. If this Agreement is terminated for any reason or is breached, nothing contained herein shall be construed to limit Seller's or Buyer's legal or equitable remedies including, without limitation, damages for the breach or failure of any representation, warranty, covenant or agreement contained herein and the right to enforce specific performance of this Agreement.

         11.04 Effect of Termination. If this Agreement is terminated, as provided above, this Agreement shall become void and of no further force or effect.

                                  ARTICLE XII

                                 MISCELLANEOUS

         12.01 Expenses. Except as otherwise specifically provided in this Agreement, all fees, costs and expenses incurred by Buyer or Seller in negotiating this Agreement or in consummating the transactions contemplated by this Agreement shall be paid by the party incurring the same, including, without limitation, legal and accounting fees, costs and expenses.





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under this Agreement shall be in writing and shall be effective when delivered addressed as follows:

         If to Seller:
         -------------

         Shield Petroleum Incorporated
         1303 FM 2818 E.
         College Station, Texas 77840
         Attn: Ray Powell
         (409) 696-0481 (Fax)

         If to Buyer:
         ------------

         Hugoton Energy Corporation
         301 N. Main, Suite 1900
         Wichita, Kansas 67202
         Attn: Floyd Wilson
         (316) 269-6870 (Fax)


         Either party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

         12.03 Amendment and Waiver. This Agreement may not be altered or amended, nor any rights hereunder be waived, except by an instrument in writing executed by the party or parties to be charged with such amendment or waiver. No waiver of any term, provision or condition of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

         12.04 Assignment. Neither Seller nor Buyer may assign any portion of its rights or delegate any portion of its duties or obligations under this Agreement without the prior written consent of the other party. However, the Parties hereby consent to the assignment by Shield of all or any part of the Assets, and the corresponding rights and obligations appurtenant thereto, to Eagle Oil & Gas Co. and/or Reata Oil & Gas Corp.

         12.05 Governing Law. This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Texas.

         12.06 Entire Agreement. This Agreement (including Exhibits hereto) constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all negotiations, prior discussions and prior agreements and understandings relating to such subject matter. No material representation, warranty, covenant, agreement, promise, inducement or statement, whether oral or written, has been made by Seller or Buyer and relied upon by the other that is not set forth in this Agreement or in the instruments referred to herein, and neither Seller nor Buyer shall be bound by or liable for any alleged representation, warranty, covenant, agreement, promise, inducement or statement not so set forth.





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         12.07   Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and, except as otherwise prohibited, their respective successors and assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

         12.08 Arbitration. Notwithstanding any other provision herein to the contrary, all claims, demands, disputes, controversies and differences in connection with this Agreement that may arise between the parties to this Agreement shall be settled by arbitration as set forth herein. Such arbitration shall be governed by the provisions of the Texas General Arbitration Act,
Article 224, et seq., of the Revised Civil Statutes of Texas. Either party may make a demand for arbitration concerning a controversy that has arisen that is subject to this Agreement by delivering written notice thereof to the other parties. The parties hereto may agree upon one (1) arbitrator, but in the event that they cannot so agree within ten (10) days after a demand for arbitration has been made, then there shall be three (3) arbitrators, one named in writing by each of the parties within fifteen (15) days after demand for arbitration is made, and the third to be chosen by the two (2) arbitrators so named. Should either party refuse or neglect to join in the appointment of the arbitrators, they shall be appointed in accordance with the provisions of Article 226 of the Revised Civil Statutes of Texas. Any arbitrator so chosen shall be independent and shall not be affiliated in any way with the parties to this Agreement or their agents, accountants or attorneys. All arbitration hearings conducted hereunder shall take place in Brazos County, Texas. All judicial proceedings to enforce any of the provisions hereof and/or any decision or award of the arbitrators or any challenge to the arbitration shall take place in the United States District Court for the Southern District of Texas, Houston Division. The hearing before the arbitrators of the matter to be arbitrated shall be at the time and place within said county as is selected by the arbitrators. The arbitration hearings shall be held within thirty (30) days after all arbitrators have been appointed. Notice shall be given and the hearing conducted in accordance with the provisions of Articles 228, 229 and 230 of the Revised Civil Statutes of Texas. At the hearing, any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted or excluded in the sole discretion of the arbitrators. If there is only one (1) arbitrator, his or her decision shall be binding and conclusive on the parties. If there are three (3) arbitrators, the decision of any two (2) shall be binding and conclusive. The arbitrators shall hear and determine the matter and shall execute and acknowledge the award in writing and deliver a copy thereof to each of the parties by registered or certified mail. A judgment confirming the award of the arbitrators may be rendered by the United States District Court for the Southern District of Texas, Houston Division.

         12.09 Survival. The warranties, representations and indemnities of the parties under this Agreement and the right to enforce same shall terminate at the Closing and the delivery of the Assignment except those





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expressed in Articles 4.01, 4.02, 4.03, 4.04, 4.12, 4.13, 5.01, 5.02, 5.03 and
5.04, which shall survive for two (2) years. The warranty, indemnities and assumptions under Articles 4.06, 7.01, 10.02, and 10.03 shall survive the Closing indefinitely.

         12.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.11 Construction of Agreement. In construing this Agreement, the following rules shall apply:

         (a) Captions. No consideration shall be given to the captions, which are inserted only for convenience in locating provisions of this Agreement and not as an aid in its construction.

         (b) Control of Drafting. No consideration shall be given to the fact or presumption that one party has had a greater or lesser hand in drafting this Agreement than any other party.

         (C) Defined Terms. A defined term has its defined meaning everywhere in this Agreement, regardless of whether the term appears before or after the place in this Agreement where the term is defined.

         12.12 Further Assurances. After the Closing, Seller shall execute and deliver or shall otherwise caused to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders, and other documents and do such other and further acts and things as may be reasonably necessary, as may be reasonably requested by Buyer, to more fully and effectively transfer the Assets to the Buyer.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.


                                      SHIELD PETROLEUM INCORPORATED


                                      By: /s/ RAY POWELL
                                         -----------------------------
                                         Ray Powell, President




                                      HUGOTON ENERGY CORPORATION

                                      By: /s/ FLOYD C. WILSON
                                         -----------------------------
                                      Printed Name: FIoyd C. Wilson
                                                   -------------------
                                      Title: President
                                            --------------------------
                                             Chief Executive Officer



Purchase and Sale Agreement -Page 12

                                  EXHIBIT "A"

A. BEAUREGARD PARISH

1. Seismic Option Agreement dated April 1, 1996 by and between Cavenham Energy Resources Division, Hanson Natural Resources Company and Shield Petroleum Incorporated, covering 11, 465.90 acres, more or less, as amended by Amendment To Seismic Option Agreement dated April 25, 1996, covering 4,046.79 acres, Notice of Execution of Seismic Option Agreement filed for record bearing File No. 389698 Book 626 Page 461 of Conveyance Records, Office of Clerk Court, Beauregard Parish Louisiana, and Amendment To Notice Of Execution Of Seismic Option Agreement filed for record bearing File No. 389889 Book 626 Page _ of Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is heremade for all purposes. (Covering 15,512.69 Net Mineral Acres)

2. Option and Commitment to Acquire Oil, Gas and Mineral Lease dated April 16, 1996, by and between William Doornbos Louisiana Trust, et al, as Lessors, and Shield Petroleum, Inc., as Lessee, covering 6,651.40 acres, Notice of Execution of Option and Commitment to Acquire Oil, Gas and Mineral recorded bearing File No. 390758 Book 630 Page, of Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is heremade for all purposes. (Covering 6,651.40 Net Mineral Acres)

3. Oil and Gas Lease and Limited Royalty Deed dated June 14, 1996, by and between Hayes Lumber Company, Inc., as Lessor, and Shield Petroleum Incorporated, as Lessee, covering 1705.00 acres, Notice of Execution of Oil and Gas Lease and Limited Royalty Deed recorded bearing File No.390810 Book Page, of Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1,705.00 Net Mineral Acres)

4. Oil and Gas Lease and Limited Royalty Deed dated June 11, 1996, by and between PWK Timberland Corporation, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering 1,676.30 acres, Notice of Execution of Oil and Gas Lease and Limited Royalty Deed recorded bearing File No. 390775 Book 630 Page _, of Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1,676.30 Net Mineral Acres)

5. Oil, Gas and Mineral Lease dated April 18, 1996 between William C. Beatty as Lessor and Eagle Oil & Gas Co. as Lessee covering 30.08 acres, recorded bearing File No. 390665 Book 630 Page 247 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 10.0266 Net Mineral Acres)

6. Oil, Gas and Mineral Lease dated April 18, 1996 between Faye Betty Slye as Lessor and Eagle Oil & Gas Co. as Lessee covering 30.08 acres, recorded bearing File No. 390666 Book 630 Page 251 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering.10.0266 Net Mineral Acres)

7. Oil, Gas and Mineral Lease dated April 22, 1996 between Ruby Mattwell as Lessor and Eagle Oil & Gas Co. as Lessee covering 30.0 acres, recorded bearing File No. 390670 Book 630 Page 272 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 6.00 Net Mineral Acres)

8. Oil, Gas and Mineral Lease dated April 19, 1996 between Temple-Inland Forest Products Corporation as Lessor and Eagle Oil & Gas Co. as Lessee covering lands as follows:

         Township 4 South, Range 10 West:

         Section 12:      S/2SW/4 (80 acres) and NW/4SW/4 (40 acres)
         Section 13:      NW/4 (160 acres); N/2SW/4 (80 acres); SW/4SW/4
                          (40 acres);
         Section 14:      NW/4NW/4 (40 acres) and S/2 (320 acres);
         Section 15:      SE/4NE/4 (40 acres) and NE/4SE/4 (40 acres);
         Section 23:      N/2N/2 (160 acres);
         Section 24:      W/2NW/4 (80 acres)

recorded bearing File No.390935 Book 631 Page ______ of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 1,080.00 Net Mineral Acres)

9. Oil, Gas and Mineral Lease dated April 29, 1996 between John M. Grunden and wife, Rita Grunden as Lessors and Eagle Oil & Gas Co. as Lessee covering 40 acres, recorded bearing File No. 390675 Book 630 Page 292 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

10. Oil, Gas and Mineral Lease dated April 29, 1996 between Louis E. Grantham and wife, Linda Gail Grantham as Lessors and Eagle Oil & Gas Co. as Lessee covering 40 acres, recorded bearing File No. 390669 Book 630 Page 268 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

11. Oil, Gas and Mineral Lease dated April 29, 1996 between Marvin L. Slaydon and wife, Norma Slaydon as Lessors and Eagle Oil & Gas Co. as Lessee covering 21 acres, recorded bearing File No. 390671 Book 630 Page 276 of the Conveyance Records of Office of Clerk of

Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 21.00 Net Mineral Acres)

12. Oil, Gas and Mineral Lease dated April 29, 1996 between Joseph E. Roy and wife, Frances Elizabeth Roy as Lessors and Eagle Oil & Gas Co. as Lessee covering 43.80 acres, recorded bearing File No. 390663 Book 630 Page 239 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 43.80 Net Mineral Acres)

13. Oil, Gas and Mineral Lease dated May 1, 1996 between Herbert N. Van Winkle and wife, Earline T. Van Winkle as Lessors and Eagle Oil & Gas Co. as Lessee covering 40 acres, recorded bearing File No. 390673 Book 630 Page 284 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

14. Oil, Gas and Mineral Lease dated May 13, 1996 between Ivan A. Wagner and wife, Mary Lee Wagner as Lessors and Eagle Oil & Gas Co. as Lessee covering
88.0 acres as follows:

                 Township 4 South, Range 10 West: Section 33: 88.0 acres, more or less, being the S/2 of the NW/4 of the SE/4; the SW/4 of the SE/4, LESS the West 412 feet; the SE/4 of the SEA, LESS 1/2 acre in the NE corner of the SE/4 of the SE/4, all in Beauregard Parish, Louisiana.

recorded bearing File No. 390916 Book 631 Page _____ of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes (Covering 88.00 Net Mineral Acres)

15. Oil, Gas and Mineral Lease dated May 1, 1996 between Cleadieus L. McLeod, dealing in his separate property as Lessor and Eagle Oil & Gas Co. as Lessee covering 152.0 acres, recorded bearing File No. 390674 Book 630 Page 288 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 152.0 Net Mineral Acres)

16. Oil, Gas and Mineral Lease dated May 2, 1996 between Creighton Pugh, dealing in his separate property as Lessor and Eagle Oil & Gas Co. as I-,Lessee covering 150.0 acres, recorded bearing File No. 390672 Book 630 Page 280 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 75.00 Net Mineral Acres)

17. Oil, Gas and Mineral Lease dated May 2, 1996 between Walter H. Pugh, dealing in his separate property as Lessor and Eagle Oil & Gas Co. as Lessee covering 150.0 acres, as follows:

                 Township 4 South, Range 10 West: 150.0 acres, more or less, being the E/2 of the NE/4 lying North of the K.C.S. RR,
                 Section 32; The W/2 of the NW/4, LESS 3 acres in the SW Corner, Section 33, all in Beauregard Parish, Louisiana.

recorded bearing File No.390915 Book 631 Page _______ of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 75.00 Net Mineral Acres)

18. Oil, Gas and Mineral Lease dated May 2, 1996 between Stephen M. Reasoner, dealing in his separate property as Lessor and Eagle Oil & Gas Co. as Lessee covering 40.0 acres, recorded bearing File No. 390677 Book 630 Page 300 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

19. Oil, Gas and Mineral Lease dated May 3, 1996 between Milford Gray, Jr. and wife, Marie Gray as Lessors and Eagle Oil & Gas Co. as Lessee covering 40.0 acres, recorded bearing File No. 390664 Book 630 Page 243 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

20. Oil, Gas and Mineral Lease dated May 7, 1996 between James H. Boyette and wife, Annie Marie Boyette as Lessors and Eagle Oil & Gas Co. as Lessee covering 220.0 acres, more or less, being the NE/4 of Section 33, and the N/2NW/4 and the NE/4SW/4 of Section 33, all in Township 4 South, Range 10 West recorded bearing File No.390914 Book 631 Page - of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 150.00 Net Mineral Acres)

21. Oil, Gas and Mineral Lease dated May 8, 1996 between Denise West Berry, Madeline West Thompson, Harry Paul Thompson, Lucille West Nichols, Robert B. Nichols, Ronald L. Nichols, Rebecca A. Nichols, John R. Nichols, Jennifer A. Nichols as Lessors and Eagle Oil & Gas Co. as Lessee covering
898.793 acres, recorded bearing File No. 390668 Book 630 Page 260 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 852.959 Net Mineral Acres)

22. Oil, Gas and Mineral Lease dated May 8, 1996 between P.W. West Estate Partnership as Lessor and Eagle Oil & Gas Co. as Lessee covering 30.74 acres, recorded bearing File No. 390678 Book 630 Page 304 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 30.74 Net Mineral Acres)

23. Oil, Gas and Mineral Lease dated May 8, 1996 between Nichols Inter Vivos Trust as Lessor and Eagle Oil & Gas Co. as Lessee covering 40.0 acres, recorded bearing File No. 390679 Book 630 Page 3 10 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

24. Oil, Gas and Mineral Lease dated May 9, 1996 between William 0. Behan, Jr. and wife, Velva T. Behan as Lessors and Eagle Oil & Gas Co. as Lessee covering 40 acres, more or less, being the NE/4SW/4 of Section 22, Township 4 South, Range 10 West recorded bearing File No.390913 Book 631 Page - of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 20.00 Net Mineral Acres)

25. Oil, Gas and Mineral Lease dated May 9, 1996 between Forest Technology, Inc. as Lessor and Eagle Oil & Gas Co. as Lessee covering 90 acres, more or less, being the SW/4NE/4; SE/4NW/4; and a parcel of land described as follows: Beginning at the SE comer of the NE/4 of the NW/4, Thence West 220 yards, Thence North 220 yards, Thence East 220 yards, Thence South 220 yards to Point of Beginning, all in Section 22, Township 4 South, Range 10 West; 60 acres, more or less, being the SW/4NE/4 and the N/2NW/4SE/4, Section 11, Township 4 South, Range 9 West recorded bearing File No.390912 Book 631 Page - of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering
120.00 Net Mineral Acres)

26. Oil, Gas and Mineral Lease dated May 10, 1996 between Truett L. Mitchell and wife, Linda Mitchell as Lessors and Eagle Oil & Gas Co. as Lessee covering 48.0 acres, recorded bearing File No. 390676 Book 630 Page 296 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 48.00 Net Mineral Acres)

27. Oil, Gas and Mineral Lease dated May 21, 1996 between Paul Cooley and wife, Mary Frances Cooley as Lessors and Eagle Oil & Gas Co. as Lessee covering
77.0 acres, recorded bearing File No. 390667 Book 630 Page 255 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 77.00 Net Mineral Acres)

28. Oil, Gas and Mineral I-ease dated May 21, 1996 between Benjamin F. Hudson, Jr. and wife, Barbara Edith Hudson as Lessors and Eagle Oil & Gas Co. as Lessee covering 75 acres, more or less, out of Section 34, Township 4 South, Range 10 West, being more particularly described as follows:

                 Township 4 South, Range 10 West: 75.0 acres, more or less, being described as Beginning at the SE corner of the S/2 of the NEA of the SE/4 of Section 33, Thence North 285.0 feet; Thence West 40 feet to centerline of road; Thence South-Southwest along center line of road, 285.5 feet; Thence East 60.0 feet to the Point of Beginning, containing 0.33 acres, more or less. The NW/4SW/4; the SW/4SW/4 LESS. AND SAVE AND EXCEPT 3.0 acres in the NW corner sold to Dan Burge, and LESS 2.0 acres in the SE comer sold to Walter Bryan Hudson, Sr., Section 34, Township 4 South, Range 10 West, all in Beauregard Parish, Louisiana,

recorded bearing File No.390911 Book 631 Page - of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 75.00 Net Mineral Acres)

29. Oil, Gas and Mineral Lease dated May 24, 1996 between Irwin Carroll Stine and wife, Betty Stine as Lessors and Eagle Oil & Gas Co. as Lessee covering 60 acres, more or less, being the E/2SE/4SW/4; the SW/4SE/4, Section 35, Township 4 South, Range 10 West recorded bearing File No.390910 Book 631 Page ___ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 60.00
Net Mineral Acres)

30. Oil, Gas and Mineral Lease dated May 25, 1996 between Kenward D. Stine and wife, Lee Stine as Lessors and Eagle Oil & Gas Co. as Lessee covering 70.0 acres, more or less, being the S/2SE/4SE/4 of Section 35; the S/2SW/4SW/4 and the S/2SE/4SW/4 of Section 36; the SW/4NE/4SW/4, Section 36; all in Township 4 South, Range 10 West recorded bearing File No.390909 Book 631 Page __ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 70.00 Net Mineral Acres)

31. Oil, Gas and Mineral Lease dated April 18, 1996 between Jay Ralph Beatty, Jr. as Lessor and Eagle Oil & Gas Co. as Lessee covering 30.08 acres, more or less, being part of the SE/4SW/4 of Section 19, Township 3 South, Range 10 West, lying South of the right-of-way of the Jasper-Eastern Railway Company recorded bearing File No.390908 Book 631 Page ___ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 10.0266 Net Mineral Acres)

32. Oil, Gas and Mineral Lease dated June 5, 1996 between Mamie Dozier Cooley, dealing in her separate property as Lessor and Eagle Oil & Gas Co. as Lessee covering 25.0 acres, more or less, being the S/2NE/4NE/4; the N/AN/2SE/4NE/4, Section 9, Township 4 South, Range 10 West recorded bearing File No. 390907 Book 631 Page ___ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 25.00 Net Mineral Acres)

33. Oil, Gas and Mineral Lease dated June 4, 1996 between Johnnie Ronald Jeffares and wife, Helen Jeffares as Lessors and Eagle Oil & Gas Co. as Lessee covering 23.0 acres, more or less, being described as the West 28 acres of the SE/4NE/4 of Section 2, Township 4 South, Range 10 West, LESS, SAVE AND EXCEPT
1.0 acres, more or less in the SE corner thereof, and LESS,

SAVE AND EXCEPT 4.0 acres, more or less, in the Southwest corner thereof recorded bearing File No.390906 Book 631 Page __ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 23.00 Net Mineral Acres)

34. Oil, Gas and Mineral Lease dated May 31, 1996 between Lee Marsalise and wife, Bele Willene Marsalise as Lessors and Eagle Oil & Gas Co. as Lessee covering 40.0 acres, more or less, being the NE/4NW/4 of Section 3, Township 4 South, Range 10 West recorded bearing File No.390905 Book 631 Page of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

35. Oil, Gas and Mineral Lease dated April 22, 1996 between Ella Dee Watson and husband, Robert B. Watson as Lessors and Eagle Oil & Gas Co. as Lessee covering 30.0 acres, more or less, being the E/2NE/4SW/4 and the NW/4NE/4SW/4 of Section 36, Township 4 South, Range 10 West recorded bearing File No.390904 Book 631 Page of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 18.00 Net Mineral Acres)

36. Oil, Gas and Mineral Lease dated June 5, 1996 between Gary L. Foshee and wife, Holly L. Foshee as Lessors and Eagle Oil & Gas Co. as Lessee covering
666.0 acres, more or less, being all of that certain tract of 986.0 acres, more or less, described as follows:

                 The following land located in Township 4 South, Range 9 West:

                 All of the W/2NE/4NW/4 and the NW/4 NW/4 lying South and East of the KCS Railroad ROW, Section 7;

                 All of that portion of the S/2NW/4 lying South and East of the
                          KCS Railroad ROW; The S/2NE/4SW/4, Section 7;

                 The NW/4 of Section 18;

                 The following land located in Township 4 South, Range 10 West:

                 The SE/4NE/4 lying South and East of the KCS Railroad ROW,
                          Section 12; The NE/4 of Section 13;

                 LESS, SAVE AND EXCEPT FROM THE ABOVE DESCRIBED PROPERTY, the NW/4 of Section 18, Township 4 South, Range 9 West; and the NE/4 of Section 13, Township 4 South, Range 10 West, leaving a total of 666.0 acres, more or less.

recorded bearing File No.390939 Book 631 Page______ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 333.00 Net Mineral Acres)

37. Oil, Gas and Mineral Lease dated June 3, 1996 between Glenn H. Stine, dealing in his separate property as Lessor and Eagle Oil & Gas Co. as Lessee covering 60.0 acres, more or less, being the SW/4SW; the W/2SE/4SW/4, Section 35, Township 4 South, Range 10 West recorded bearing File No.390903 Book 631 Page __ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 60.00 Net Mineral Acres)

38. Oil, Gas and Mineral Lease dated May 24, 1996 between Temple-Inland Forest Products Corporation as Lessor and Eagle Oil & Gas Co. as Lessee covering 7,438.10 acres, more or less, described as follows:

                       Township 4 South, Range 9 West:


                 Section 25: SW/4 of the NW/4 (40 acres); SE/4 of the SE/4 (40 acres); E/2 of the SW/4 (80 acres); S/2 of the SE/4 (80 acres); SE/4 of the NW/4 (40 acres)

                 Section 28: W/2 of the NW/4 (80 acres); SE/4 of the NW/4 (40 acres); SW/4 (160 acres)

                 Section 29: E/2 of the NE/4 (80 acres); E/2 of the SE/4 (160 acres)

                 Section 32: E/2 of the NW/4 (80 acres); W/2 of the SE/4 (80 acres); E/2 of SW/4 (80 acres); NE/4 (160 acres)

                 Section 33: N/2 of SW/4 (80 acres); SE/4 of SW/4 (40 acres); SEA (160 acres); N/2 (320 acres)

                 Section 34:      Entire (640 acres)

                 Section 35: W/2 of NW/4 (80 acres); W/2 of SW/4 (80 acres); SE/4 of SW/4 (40 acres)

                 Section 36:      NE/4 of SE/4 (40 acres); NE/4 (160 acres)

                       Township 5 South, Range 9 West:


                 Section 2: W/2 of NW/4 (80 acres); S/2 of NW/4 (80 acres); SW/4 of NEA (40 acres); W/2 of SE/4 (80 acres); SW/4 (160 acres)

                 Section 3:       Entire (640 acres)

                 Section 4: E/2 of SW/4 (80 acres); E/2 of NW/4 (80 acres); E/2 (320 acres)

                 Section 5:       E/2 of NW/4 (80 acres); W/2 of NE/4 (80 acres)

                 Section 6:       S/2 of NE/4 (80 acres)

                 Section 9:       NE/4 (160 acres)

                 Section 10: NE/4 (160 acres); N/2 of NW/4 (80 acres); SE/4 of NW/4 (40 acres); N/2 of SE/4 (80 acres) SE/4 of SE/4 (40 acres); N/2 of SW/4 (80 acres) SW/4 of SW/4 (40 acres)

                 Section 11: NW/4 (160 acres); W/2 of NE/4 (80 acres); W/2 of SW/4 (80 acres); SEA of SW/4 (40 acres); W/2 of SE/4 (80 acres)

                 Section 14: NW/4 (160 acres); NW/4 of NE/4 (40 acres); W/2 of SE/4 (80 acres); N/2 of SW/4 (80 acres)

                 Section 15: N/2 of NE/4 (80 acres); SE/4 of NE/4 (40 acres); NE/4 of SE/4 (40 acres)

                        Township 5 South, Range 8 West

                 Section 6: NE/4 of SW/4 (40 acres); SE/4 of SW/4 (40 acres); SW/4 of SE/4 (40 acres); NW/4 of SE/4 less 1.9 acre for Church (38.1 acres)

                 Section 7:       NE/4 (160 acres); E/2 of SEA (80 acres)

                 Section 8: SW/4 of NW/4 (40 acres); NW/4 of SW/4 (40 acres)

                 Section 15: S/2 of SW/4 (80 acres); N/2 of SE/4 (80 acres) ; SW/4 of SE/4 (40 acres)

                 Section 17:      E/2 (320 acres); NW/4 of NW/4 (40 acres)

                 Section 18: SE/4 of NE/4 (40 acres); N/2 of SE/4 (80 acres)

recorded bearing File No.390936 Book 631 Page_____ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 7,438.10 Net Mineral Acres)

39. Oil and Gas Lease dated May 28, 1996, between The Long-Bell Petroleum Company, Inc. as Lessor and Eagle Oil & Gas Co. as Lessee covering 3,270.33 acres, more or less, described as follows:

         The following land located in Township 4 South, Range 9 West:

                          Section 18:  All
                          Section 19:  All
                          Section 29:  W/2E/2; W/2
                          Section 30:  All
                          Section 31:  All
                          Section 32:  W/2 W/2

INSOFAR AND ONLY INSOFAR as the Leased Premises cover depths from the surface to 100' below the base of the Austin Chalk formation, for which a notice of Execution of Oil and Gas Lease is recorded bearing File No.390933, Book 631, Page ____ of the conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisianan, to which reference is here made for all purposes. (Covering 3270.33 Net Mineral Acres)

40. Oil and Gas Lease dated May 28, 1996 between The Long-Bell Petroleum Company, Inc. as Lessor and Eagle Oil & Gas Co. as Lessee covering 3,573.17 acres, more or less, described as follow:

         The following land located in Township 4 South, Range 10 West:

                          Section 13:  E/2, SE/4SW/4
                          Section 22:  E/2NE/4
                          Section 23:  S 3/4
                          Section 24:  All except W/2NW/4
                          Section 25:  All
                          Section 26:  All
                          Section 27:  SE/4NE/4, NE/4SE/4, S/2SE/4
                          Section 35:  E/2NE/4, NE/4SE/4
                          Section 36:  N/2, NW/4SW/4, SE/4

                 INSOFAR AND ONLY INSOFAR as the Leased Premises cover depths from the surface to 100' below the base of the Austin chalk formation,

for which a Notice of Execution of Oil and Gas lease is recorded bearing File No.390934 Book 631 Page ______ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 3573.17 Net Mineral Acres)

41. Oil, Gas and Mineral Lease dated may 22, 1996 between Charles Franklin Hudson, et ux, as lessors, and Eagle Oil & Gas Co. as Lessee, covering 240.00 acres, more or less, covering the

SW/4; The NW/4 of the SEA, Section 27; the NW/4 of the SW/4, Section 34, all in Township 4 South, Range 10 West, Beauregard Parish, Louisiana, recorded bearing File No. 390937 Book 631 Page _ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 120.00 Net Mineral Acres)

42. Oil, Gas and Mineral Lease dated June 4, 1996 between Kenneth R. Dunn, et ux, as Lessors, and Eagle Oil and Gas Co., as lessee, covering 40.0 acres, more or less, being the SW/4 of the NE/4, Section 15; Township 4 South, Range 10 West, Beauregard Parish, Louisiana, recorded bearing File No.390938, Book 631, Page _ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering
40.00 Net Mineral Acres)

43. Letter Agreement dated June 12, 1996, between William Doornbos Louisiana Trust, et al and Shield Petroleum Incorporated covering an Offer to purchase Option to Acquire Oil, Gas and Mineral Lease covering 14,093.75 acres located
in Beauregard Parish, Lousisana and described as follows:   (Covering 6,650.28
Net Mineral Acres)

44. Oil and Gas Lease Agreement dated May 28, 1996 between The Long-Bell Petroleum Company, Inc. as Lessor and Eagle Oil & Gas Co. as Lessee covering 6740.0 acres, more or less, covering all or portions of Sections 26, 27, 33, 34, 35, 36, Township 4 South, Range 8 West and Sections 1, 2, 3, 4, 9, 10, 12, 16, Township 5 South, Range 8 West. (Covering 6740.00 Net Mineral Acres)

B.       EAST FELICIANA PARISH

1. Oil, Gas and Mineral Lease dated May 22, 1996 between T. Chalmers McKowen, III, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 2060.619 acres, recorded bearing File No.143 500 Book ___ Page___ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 2,060.619 Net Mineral Acres)

2. Oil, Gas and Mineral Lease dated May 28, 1996 between Adolphus deBretton McKowen, et ux, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 173.15 acres, recorded bearing File No.143501 Book___ Page ___ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 173.15 Net Mineral Acres)

3. Oil, Gas and Mineral Lease dated May 23, 1996 between Alex C. McKowen, Jr., et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 1306.94 acres, recorded bearing File No.143502 Book Page of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is here made for all purposes. (Covering l,306.94 Net Mineral Acres)

4. Oil, Gas and Mineral Lease dated May 23, 1996 between Alex C. McKowen, III, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering
1.47 acres, recorded bearing File No.143503 Book Page of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1.47 Net Mineral Acres)

5. Oil, Gas and Mineral Lease dated May 23, 1996 between John Griffith McKowen, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 1,206.32 acres, recorded bearing File No.143 5 04 Book Page of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1,055.53 Net Mineral Acres in East Feliciana Parish)

6. Oil, Gas and Mineral Lease dated May 23, 1996 between Robert Michael McKowen, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering 1,206.32 acres, recorded bearing File No.143644 Book Page of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 150.79 Net Mineral Acres)

7. Oil, Gas and Mineral Lease dated May 23, 1996 between John Griffith McKowen and Marilyn Messer McKowen Irrevocable Real Estate Trust, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 386.38 acres, recorded bearing File No.143505 Book Page of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 338.0825 Net Mineral Acres)

8. Oil, Gas and Mineral Lease dated May 23, 1996 between Robert Michael McKowen. as Lessor, and Shield Petroleum Incorporated, as Lessee, covering
386.38 acres, recorded bearing File No.143645 Book Page of Coneyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 48.2975 Net Mineral Acres)

9. Oil, Gas and Mineral Lease dated May 28,1996 between Bebe McNeely Kalencki, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering
30.11 acres, recorded bearing File No.143506 Book Page of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 30.11 Net Mineral Acres)

10. Oil, Gas and Mineral Lease dated May 28, 1996 between William Lynn Kalencki, Jr., Trust, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 30.11 acres, recorded bearing File No.143507 Book Page I of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 30.11 Net Mineral Acres)

11. Oil, Gas and Mineral Lease dated May 28, 1996 between Mansel S. Slaughter, Jr., et at, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 244.75 acres, recorded bearing File

No.143508 Book __ Page __ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 244.25 Net Mineral Acres)

12. Oil, Gas and Mineral Lease dated May 23, 1996 between Alex C. McKowen, Jr, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 333.72 acres, recorded bearing File No.143509 Book ___ Page ___ of Conveyance Records, Office of Clerk of Court, East Feliciana. Parish, Louisiana to which reference is heremade for all purposes. (Covering 166.86 Net Mineral Acres)

13. Oil, Gas and Mineral Lease dated May 28, 1996 between Patricia McNeely Davidson, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering
30.11 acres, recorded bearing File No.143510 Book ___ Page ___ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 15.055 Net Mineral Acres)

14. Oil, Gas and Mineral Lease dated May 3 0, 1996 between Adolphus deBretton McKowen, et ux, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 44.34 acres, recorded bearing File No.14363 8 Book __ Page __ of Conveyance Records, Office of Clerk of Court, East Feliciana, Parish, Louisiana, to which reference is heremade for all purposes. (Covering 44.34 Net Mineral Acres)

15. Oil, Gas and Mineral Lease dated June 3, 1996 between Lerline McNeely Bickham, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 520.24 acres, recorded bearing File No.143639 Book ___ Page ___ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 520.24 Net Mineral Acres)

16. Oil, Gas and Mineral Lease dated June 3, 1996 between Lerline McNeely Bickham, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering
30.11 acres, recorded bearing File No.143640 Book ___ Page ___ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 30.11 Net Mineral Acres)

17. Oil, Gas and Mineral Lease dated June 3, 1996 between Ewell D. Bickham, Jr., and Carolyn Phillips Bickham, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 1,433.00 acres, recorded bearing File No.143641 Book ___ Page ___ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1,433.00 Net Mineral Acres)

18. Oil, Gas and Mineral Lease dated June 3, 1996 between The Lerline M. and Ewell D. Bickham Trust for their Grandchildren, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 117.00 acres, recorded bearing File No.143642 Book ___ Page ___ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering II 7.00 Net Mineral Acres)

19. Oil, Gas and Mineral Lease dated June 6, 1996 between Harry S. Morris, Jr., Individually and as Agent and Attorney-in-Fact for Keith C. Morris and Cindy Godwin Morris, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 160.00 acres, recorded bearing File No.143643 Book__ Page__ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 160.00 Net Mineral Acres)

20. Oil, Gas and Mineral Lease dated May 2 8, 1996 between Henrietta McKowen, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering
172.052 acres, recorded bearing File No.143646 Book Page. of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering l72.052 Net Mineral Acres)

21. Oil, Gas and Mineral Lease dated June 10, 1996 between John Keller McKowen, Jr., as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 420.69 acres, recorded bearing File No.143647 Book__ Page__ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 420.69 Net Mineral Acres)

22. Oil, Gas and Mineral Lease dated June 10, 1996 between Henrietta McKowen, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 282.59 acres, recorded bearing File No.143648 Book__ Page__ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 282.59 Net Mineral Acres)

C.       WEST FELICIANA PARISH

1. Oil, Gas and Mineral Lease dated June 6, 1996 between The Lerline M. and Ewell D. Bickharn Trust For Their Grandchildren, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 424.41 acres, recorded bearing File No.70591 Book __ Page __ of Conveyance Records, Office of Clerk of Court, West Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 424.41 Net Mineral Acres in West Feliciana Parish).

2. Oil, Gas and Mineral Lease dated May 23, 1996 between John Griffith McKowen, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 1206.32 acres, recorded bearing File No. 70558 Book __ Page __ of Conveyance Records, Office of Clerk of Court, West Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (All Net Mineral Acres for this lease are reported under East Feliciana Parish, under Lease 5).

D.       ST. JOHN THE BAPTIST PARISH

I. Oil, Gas and Other Hydrocarbon Lease dated June 14, 1996, between Williams Land Company, L. L. C., as Lessor, and Shield Petroleum Incorporated and Hugoton Energy Corporation, as Lessee, covering 3,173.40 acres, described as follows:

                        Township 9 South - Range 8 East

Description                                        Section                   Net Acres

         Eastern portion of Lot # 1, and
           all of Lots # 2, 3, 4, & 5, Less
           and Except that portion of Lot
           #1 of the "ROGERS TRACT" lying
           West of 1-55 Interstate Highway
           Right-of-way, and that portion
           of Lot #1 lying East of ICRR
           Right-of-Way being Tracts
           A and B retained in sale to
           LWL & FC dated January 24, 1977 and
           recorded COB 106, Folio 206, Act
           No. 56114                               37                        3,064.03

All as shown on that certain original Township Map of T9S - R8&9E, South Eastern Land District, Louisiana, East of the Mississippi River, approved by the Surveyor General's Office, New Orleans, Louisiana, January 20, 1873 and as more particularly shown on plat made by William H. Wilder dated July 16, 1855.

        That portion of Lot# I of the
           "ROGERS TRACT" lying West
           of 1-55 Interstate Highway
           Right-of-way, and that portion
           lying East of ICRR Right-of-Way
           being a portion of Tract A and
           all of Tract B retained in sale
           to LWL&FC dated January 24, 1977
           and recorded COB 106, Folio 206,
          Act No. 56114                                     37                       109.37

All as shown on that certain original Township Map of T9S - R8&9E, South Eastern Land District, Louisiana, East of the Mississippi River, approved by the Surveyor General's Office. New Orleans, Louisiana, January 20, 1873 and as more particularly shown on plat made by William H. Wilder dated July 16, 1855.

                                      Total Acreage:                    3,173.40

Notice of Lease recorded bearing File No.________ Book________ Page_______ of the Conveyance Records, Office of Clerk of Court, St John the Baptist Parish, Louisiana, to which reference is heremade for all purposes. (Covering 3,173.40 Net Mineral Acres)

E.         TANGIPAHOA PARISH, LOUISIANA

I.         Oil, Gas and Mineral Lease dated June 13, 1996, between Charles J.
Fulda, III, et al, as Lessors, and Gulf Explorer, L. L. C., as Lessee, covering
223.08 acres, recorded bearing File No. 488858 Book 818 Page 69 of Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 223.88 Net Mineral Acres)

2. Oil, Gas and Mineral Lease dated June 13, 1996, between Gloria Bradley McFadden, et ux, as Lessor, and Gulf Explorer, L. L. C., as Lessee, covering 206.29 acres, recorded bearing File No. ______Book____Page____ _, of Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 206.29 Net Mineral Acres)

3. Oil, Gas and Mineral Lease dated June 12, 1996, between Mary Elizabeth Robinson Stansell, et al, as Lessors, and Richie Land Company, Inc., as Lessee, covering 2,340.00 acres, recorded bearing File No. Book Page _, of Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 2,340.00 Net Mineral Acres)

4. Oil, Gas and Mineral Lease dated June 13, 1996, between Manchac Equities, L. L. C., as Lessor, and Gulf Explorer, L. L. C., as Lessee, covering 1, 194.13 acres, recorded bearing File No. 488859 Book 818 Page 75 of Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1, 1 94.13 Net Mineral Acres)

5. Oil, Gas and Other Hydrocarbon Lease dated June 14, 1996, between Williams Land Company L. L. C., as Lessor, and Shield Petroleum Incorporated and Hugoton Energy Corporation, as Lessee, covering 2,630.95 acres described as follows:

                                                WITHIN CITY OF PONCHATOULA
                                                --------------------------

                                              Township 7 South - Range 7 East
                                              -------------------------------

Description                                        Section                                    Net Acres

S/2                                                   24                                         23.19
E/2 of SE/4                                           37                                         59.29
                                                                                                 -----
                                                                                                 82.48

                                               OUTSIDE CITY OF PONCHATOULA
                                               ---------------------------

                                             Township 7 South - Range 7 East
                                             -------------------------------

SE/4 of NE/4; SEA of NW/4;
  SE/4; and NE/4 of SW/4                                   34                                         280.00

Entire                                                     35                                         641.28
Entire                                                     36                                         640.38
                                                                                                    --------
                                                                                                    1,561.66


                                             Township 7 South - Range 8 East
                                             -------------------------------


NW/4 of SE/4; S/2 of SE/4;                                 30                                         267.75
 and         SW/4                                          31                                         625.00
Entire                                                     32                                          68.00
All west of I.C.R.R.                                       45                                          26.06
Portion of Lot #6                                                                                     986.81


                                                TOTAL ACREAGE:                                      2,630.95

for which a Notice of Lease is recorded bearing File No. _______ Book_______ Page______ of the Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 2630.95 Net Mineral Acres)

6. Oil, Gas and Other Hydrocarbon Lease dated June 14, 1996, between Williams Land Company, L. L. C., as Lessor, and Shield Petroleum Incorporated and Hugoton Energy Corporation, as Lessee, covering 2,941.78 acres, described as follows:

                                             Township 8-South - Range 7 East
                                             -------------------------------
Description                                        Section                                    Net Acres

All east of River                                      9                                       69.85
N/2; SE/4; and Sw/4 north and
  east of River                                        10                                     479.65
Entire                                                 11                                     638.80
Entire                                                 12                                     666.48
                                                                                            1,854.78

                                             Township 8 South - Range 8 East
                                             -------------------------------

Entire                                                  7                                     672.00
All west of I.C.R.R.                                    8                                     415.00
                                                                                            1,087.00

                                           Total Acreage:                                   2,941.78

for which a Notice of Lease recorded bearing File No._____ Book_______ Page___ of the Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 2,941.78 Net Mineral Acres)

7. Oil, Gas and Other Hydrocarbon Lease dated June 14, 1996, between Williams Land Company, L.L.C., as Lessor, and Shield Petroleum Incorporated and Hugoton Energy Corporation, as Lessees, covering 2,688.98 acres, described as follows:

                       Township 8 South - Range 8 East

Description                Section                                    Net Acres
Entire                         19                                     672.00
Entire                         20                                     633.00
All west of I.C.R.R.           21                                      64.82
NW/4; SE/4; and Frac. SW/4     29                                     415.80
Entire                         30                                     343.36
Part north of North Pass       34                                       ---
Part north of North Pass       35                                       ---
Part north of North Pass       36                                     560.00
                                                                    --------

                           Total Acreage:                           2,688.98

for which a Notice of Lease recorded bearing File No._______ Book _______ Page_______ of the Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is here made for all purposes. (Covering 2,688.98 Net Mineral Acres)

                                  EXHIBIT "C"

                        ASSIGNMENT OF OIL AND GAS LEASES

     This ASSIGNMENT is made this 19th day of June, 1996, by and between SHIELD PETROLEUM INCORPORATED, whose mailing address is 2818 East, College Station, Texas 77840 ("Assignor"), and HUGOTON ENERGY CORPORATION, whose mailing address is 301 N. Main, Suite 1900, Wichita, Kansas 67202 ("Assignee").

1. Assignment. For adequate consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign and convey to Assignee, an undivided 50% interest in the oil and gas leases described in Exhibit "A" (the "Leases"), attached hereto and made a part of this Assignment.

     TO HAVE AND TO HOLD the interest assigned in the Leases unto
Assignee, its successors and assigns forever, subject to the following terms and conditions.

2. Reservations and Exceptions: Assignor reserves from the interest conveyed to Assignee, and excepts from this Assignment and the warranty provided below, the following:

     a.    Definitions:

           (i) "Carried Interest" means an ownership interest in the Leases which does not bear any part of the Well Costs of a particular well.

           (ii) "Initial Unit Well" means the first horizontal or vertical well drilled upon a Unit after the Effective Date under this Agreement completed successfully for commercial production in the Austin Chalk or a deeper formation, or plugged and abandoned as a dry hole, but shall not mean any subsequent operation upon such Unit under the terms of the Operating Agreement.

           (iii) "Operating Agreement" means the operating agreement governing joint operations for all Units to be drilled on the lands covered by the Leases, a notice of which is executed on this date by the Parties and is or shall be recorded in the Parishes in which the Leases are located.

           (iv) "Payout" shall be on a well-by-well basis with respect to each Unit which includes all or a portion of any of the Leases. Payout shall occur on the first day of the month following the date on which the gross proceeds of production actually received by Operator from the Unit, less (i) applicable production taxes or severance taxes; (ii) all royalties, overriding royalties, and other payments out of production which as of the date of this Assignment burden the Leases included in the Unit, (iii) any overriding royalty reserved by Assignor under this Assignment; (iv) the purchase price paid by Assignee for that portion of the Leases included in the Unit, (v) all Carried Interests borne by Assignee under the terms of this Agreement attributable to said Unit; and (vi) operating costs incurred in connection with operations of the initial unit well as provided under the unit operating agreement during the time to reach payout, shall equal the Well Costs incurred by Operator in the first well completed for production on said Unit. If prior to completion of the first well on a Unit for production, a prior well is commenced, but is not completed for production,





Assignment of Oil and Gas Leases - Page 1
                 but is plugged and abandoned, then the costs of such a well shall be included in the amounts to be recovered for payout to occur. It is the intent of the parties hereto that only the costs, as set out above, incurred in connection with the initial well drilled on a Unit shall be used in the calculation of payout of awell. No such costs incurred in any subsequent operations, begun after completion of the Initial Unit Well as a commercial producer of oil or gas, including but not limited to costs for the drilling of additional wells within the Unit, reworking or redrilling of the Initial Unit Well, or drilling of additional horizontal laterals within said well, whether undertaken prior to or subsequent to the payout of a well, shall be counted in the calculation of the payout of a well.

           (v) "Unit" means acreage comprised in whole or in part of the lands covered by the Leases and (i) pooled according to the terms of said leases for the drilling of an oil or gas well under this Agreement, as such pooled acreage is identified by an instrument filed in the real property records of the Parish where the lands covered by said leases are situated, as such instrument may be reformed or (ii) refiled prior to the time of first production sales; or in the absence of such pooling designation, the area prescribed or permitted by order or rule of the Louisiana Office of Conservation.

           (vi) "Well Costs" means out-of-pocket costs of preparing to drill after leases are acquired, title costs, location costs and costs of drilling, completing, testing, equipping and pipeline installation and construction costs and all other costs borne and incurred by the Operator under the terms of the Operating Agreement in connection with the drilling and completion of a well, as all such costs and charges are determined in accordance with the COPAS Accounting Procedures attached to the Operating Agreement, up until the time of first sales from the well for which such costs are calculated, unless such sales occur prior to the completion of the well, and in the latter event such costs shall be calculated up until the time of final completion of the well and connection of the wellhead to the gathering pipeline system of a third party oil and/or gas purchaser.

     b. Carried Working Interest. Assignor reserves an undivided 3.75% Carried Interest in the lands covered by the Leases included in each Unit upon which an Initial Unit Well is drilled. Hugoton shall bear and pay for the account of Shield, on a well-by-well basis, all of the costs attributable to said 3.75% Carried Interest which are incurred by the operator under the Operating Agreement in drilling, testing, completing, and initially equipping and operating of such Initial Unit Well through the point of being completed for production or plugged and abandoned on each Unit, proportionally reduced to the extent that the Leases comprise only a portion of the Unit.

     c. Back-in Interest After Payout. Assignor reserves, after the Payout of each Initial Unit Well drilled and completed upon the Leases or any portion thereof, an undivided 3.75% interest (the "After Payout Interest") in the Leases and lands included within the Unit for each such Initial Unit Well, proportionately reduced to the extent that the Leases comprise only a portion of such unit. It is the intent of the Parties hereto that the above stated After Payout Interest of Assignor in the Leases shall automatically revert to and vest in Assignor upon the Payout of each Initial Unit Well without the necessity of the execution of an assignment from Assignee to Assignor. The foregoing After Payout Interest of Assignor shall only apply to wells defined in this Assignment as "Initial Unit Wells," and operations upon such wells. Assignor hereby reserves an undivided 3.75% interest in the Leases included in any Unit as to any operation upon lands covered by the Leases which do not constitute Initial Unit Well operations, and Shield shall further be currently





Assignment of Oil and Gas Leases - Page 2
           vested with said "After Payout Interest" as to any subsequent operation, under the provisions of Article VI.B. of the Operating Agreement, upon the lands covered by any Unit, including a subsequent operation upon an existing Initial Unit Well, after the drilling of the Initial Unit Well.

     d. Overriding Royalty Reservation. Assignor has previously assigned to certain third parties an overriding royalty interest in the oil, gas, and other minerals produced and saved from the lands covered by the Leases, equal to the following:



           (i) As to any of the Leases which provide for a net revenue interest to the Lessee of 78% or greater, an overriding royalty interest equal to 3% of 8/8 of the oil, gas and, if applicable, other minerals produced and saved from the lands covered by each of such Leases; and

           (ii) As to any of the Leases which provide for a net revenue interest to the Lessee of less than 78%, an overriding royalty interest equal to the difference, if any, between 25% and the lease royalty burden as set forth in the lease.

           (iii) It is Assignor's intent to assign to Assignee in this Assignment at least a 75% net revenue interest in the Leases.

           Said assignments have or will be recorded in the Parishes where the lands covered by the Leases are located, and Assignor excepts from this conveyance said overriding royalty interest.

3. Unrecorded Agreements. This Assignment is subject to the terms and conditions of the following unrecorded agreements between Assignor and
Assignee:

     a. Purchase and Sale Agreement. Purchase and Sale Agreement between Assignor and Assignee dated June 18, 1996 (the "Purchase and Sale Agreement").

     b. Joint Exploration and Development Agreement. Joint Exploration and Development Agreement between Assignor and Assignee dated June 18, 1996 (the "Joint Exploration and Development Agreement").

4. Warranty of TITLE. Assignor specifically warrants and agrees to defend the title to the Leases against the claims and demands of all persons claiming the same or any part thereof, limited to the consideration paid by Assignee for such portion of the Leases in which there is a failure of title.

5. Liabilities. Assignor shall be responsible for and agrees to indemnify and hold Assignee harmless from any and all claims and environmental claims, as such claims are more fully defined in the Purchase and Sale Agreement between Assignor and Assignee executed on this date, of any nature arising out of the ownership, sale, condition or operation of the Leases arising out of the ownership, use, sale, condition or operation of the Leases prior to the date of this Assignment. From and after this date, Assignee assumes and agrees to timely pay and perform, and to indemnify and hold Assignor harmless from and against, Assignee's proportionate share of all duties, obligations, and liabilities relating to the ownership, use or operation of the Leases, including without limitation (i) express or implied covenants and obligations relating to the Leases provided for in any agreement affecting the Leases; (ii) expenses and costs of plugging and abandoning wells and the restoration of well or operation sites located on lands included in the Leases, all in accordance with the





Assignment of Oil and Gas Leases - Page 3 applicable laws, regulations and contractual provisions; and (iii) any environmental claim as such claims are more fully defined in the Purchase and Sale Agreement between Assignor and Assignee.

6. Further Assurance. Each party agrees to execute and deliver all such other and additional instruments, notices, releases, acquittance, and other documents and will do all such other acts and things as may be necessary to more fully assure to the parties the rights and interests herein and hereby conveyed or excepted and reserved or intended so to be.

This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective heirs, successors and assigns.

Executed and delivered on the date first written above.

Witnesses:                                 SHIELD PETROLEUM INCORPORATED

-------------------------------------      By:/s/ RAY POWELL
                                              --------------------------------
                                           Ray Powell, President

-------------------------------------

                                        (acknowledgment)

STATE OF TEXAS
COUNTY OF BRAZOS


     This instrument was acknowledged before me on this _______ day of________________, 1996, by Ray Powell, President of Shield Petroleum Incorporated, a Texas Corporation, on behalf of said corporation.


                                        -------------------------------------
                                        Notary Public, State of Texas





Assignment of Oil and Gas Leases - Page 4

                                  EXHIBIT "A"

A .      BEAUREGARD PARISH


1. Seismic Option Agreement dated April 1, 1996 by and between Cavenham Energy Resources Division, Hanson Natural Resources Company and Shield Petroleum Incorporated, covering 11, 465.90 acres, more or less, as amended by Amendment To Seismic Option Agreement dated April 25, 1996, covering 4,046.79 acres, Notice of Execution of Seismic Option Agreement filed for record bearing File No. 389698 Book 626 Page 461 of Conveyance Records, Office of Clerk Court, Beauregard Parish Louisiana, and Amendment To Notice Of Execution Of Seismic Option Agreement filed for record bearing File No. 389889 Book 626 Page _____ of Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is heremade for all purposes. (Covering 15,512.69 Net Mineral Acres)

2. Option and Commitment to Acquire Oil, Gas and Mineral Lease dated April 16, 1996, by and between William Doornbos Louisiana Trust, et al, as Lessors, and Shield Petroleum, Inc., as Lessee, covering 6,651.40 acres, Notice of Execution of Option and Commitment to Acquire Oil, Gas and Mineral recorded bearing File No. 390758 Book 630 Page _____, of Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is heremade for all purposes. (Covering 6,651.40 Net Mineral Acres)

3. Oil and Gas Lease and Limited Royalty Deed dated June 14, 1996, by and between Hayes Lumber Company, Inc., as Lessor, and Shield Petroleum Incorporated, as Lessee, covering 1705.00 acres, Notice of Execution of Oil and Gas Lease and Limited Royalty Deed recorded bearing File No.390810 Book _____ Page _____, of Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1,705.00 Net Mineral Acres)

4. Oil and Gas Lease and Limited Royalty Deed dated June 11, 1996, by and between PWK Timberland Corporation, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering 1,676.30 acres, Notice of Execution of Oil and Gas Lease and Limited Royalty Deed recorded bearing File No. 390775 Book 630 Page _____, of Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1,676.30 Net Mineral Acres)

5. Oil, Gas and Mineral Lease dated April 18, 1996 between William C. Beatty as Lessor and Eagle Oil & Gas Co. as Lessee covering 30.08 acres, recorded bearing File No. 390665 Book 630 Page 247 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 10.0266 Net Mineral Acres)

6. Oil, Gas and Mineral Lease dated April 18, 1996 between Faye Betty Slye as Lessor and Eagle Oil & Gas Co. as Lessee covering 30.08 acres, recorded bearing File No. 390666 Book 630 Page 251 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 10.0266 Net Mineral Acres)

7. Oil, Gas and Mineral Lease dated April 22, 1996 between Ruby Mattwell as Lessor and Eagle Oil & Gas Co. as Lessee covering 30.0 acres, recorded bearing File No. 390670 Book 630 Page 272 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 6.00 Net Mineral Acres)

8. Oil, Gas and Mineral Lease dated April 19, 1996 between Temple-Inland Forest Products Corporation as Lessor and Eagle Oil & Gas Co. as Lessee covering lands as follows:


        Township 4 South, Range 10 West:

        Section 12:  S/2SW/4 (80 acres) and NW/4SW/4 (40 acres)
        Section 13:  NW/4 (160 acres); N/2SW/4 (80 acres); SW/4SW/4 (40 acres);
        Section 14:  NW/4NW/4 (40 acres) and S/2 (320 acres);
        Section 15:  SE/4NE/4 (40 acres) and NE/4SE/4 (40 acres);
        Section 23:  N/2N/2 (160 acres);
        Section 24:  W/2NW/4 (80 acres)

recorded bearing File No.390935 Book 631 Page _______ of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 1,080.00 Net Mineral Acres)

9. Oil, Gas and Mineral Lease dated April 29, 1996 between John M. Grunden and wife, Rita Grunden as Lessors and Eagle Oil & Gas Co. as Lessee covering 40 acres, recorded bearing File No. 390675 Book 630 Page 292 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

10. Oil, Gas and Mineral Lease dated April 29, 1996 between Louis E. Grantham and wife, Linda Gail Grantham as Lessors and Eagle Oil & Gas Co. as Lessee covering 40 acres, recorded bearing File No. 390669 Book 630 Page 268 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

11.        Oil, Gas and Mineral Lease dated April 29, 1996 between Marvin L.
Slaydon and wife, Norma Slaydon as Lessors and Eagle Oil & Gas Co. as Lessee covering 21 acres, recorded bearing File No. 390671 Book 630 Page 276 of the Conveyance Records of Office of

Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 21.00 Net Mineral Acres)

12. Oil, Gas and Mineral Lease dated April 29, 1996 between Joseph E. Roy and wife, Frances Elizabeth Roy as Lessors and Eagle Oil & Gas Co. as Lessee covering 43.80 acres, recorded bearing File No. 390663 Book 630 Page 239 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 43.80 Net Mineral Acres)

13. Oil, Gas and Mineral Lease dated May 1, 1996 between Herbert N. Van Winkle and wife, Earline T. Van Winkle as Lessors and Eagle Oil & Gas Co. as Lessee covering 40 acres, recorded bearing File No. 390673 Book 630 Page 284 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

14. Oil, Gas and Mineral Lease dated May 13, 1996 between Ivan A. Wagner and wife, Mary Lee Wagner as Lessors and Eagle Oil & Gas Co. as Lessee covering
88.0 acres as follows:

                 Township 4 South, Range 10 West: Section 33: 88.0 acres, more or less, being the S/2 of the NW/4 of the SE/4; the SW/4 of the SE/4, LESS the West 412 feet; the SE/4 of the SE/4, LESS 1/2 acre in the NE corner of the SE/4 of the SE/4, all in Beauregard Parish, Louisiana.

recorded bearing File No.390916 Book 631 Page ______ of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 88.00 Net Mineral Acres)

15. Oil, Gas and Mineral Lease dated May 1, 1996 between Cleadieus L. McLeod, dealing in his separate property as Lessor and Eagle Oil & Gas Co. as Lessee covering 152.0 acres, recorded bearing File No. 390674 Book 630 Page 288 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 152.0 Net Mineral Acres)

16. Oil, Gas and Mineral Lease dated May 2, 1996 between Creighton Pugh, dealing in his separate property as Lessor and Eagle Oil & Gas Co. as Lessee covering 150.0 acres, recorded bearing File No. 390672 Book 630 Page 280 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 75.00 Net Mineral Acres)

17. Oil, Gas and Mineral Lease dated May 2, 1996 between Walter H. Pugh, dealing in his separate property as Lessor and Eagle Oil & Gas Co. as Lessee covering 150.0 acres, as follows:

                 Township 4 South, Range 10 West: 150.0 acres, more or less, being the E/2 of the NE/4 lying North of the K.C.S. RR,
                 Section 32; The W/2 of the NW/4 , LESS 3 acres in the SW Corner, Section 33, all in Beauregard Parish, Louisiana.

recorded bearing File No.390915 Book 631 Page _______ of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 75.00 Net Mineral Acres)

18. Oil, Gas and Mineral Lease dated May 2, 1996 between Stephen M. Reasoner, dealing in his separate property as Lessor and Eagle Oil & Gas Co. as Lessee covering 40.0 acres, recorded bearing File No. 390677 Book 630 Page 300 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

19. Oil, Gas and Mineral Lease dated May 3, 1996 between Milford Gray, Jr. and wife, Marie Gray as Lessors and Eagle Oil & Gas Co. as Lessee covering 40.0 acres, recorded bearing File No. 390664 Book 630 Page 243 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

20. Oil, Gas and Mineral Lease dated May 7, 1996 between James H. Boyette and wife, Annie Marie Boyette as Lessors and Eagle Oil & Gas Co. as Lessee covering 220.0 acres, more or less, being the NE/4 of Section 33, and the N/2NW/4 and the NE/4SW/4 of Section 33, all in Township 4 South, Range 10 West recorded bearing File No.390914 Book 631 Page ____ of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 150.00 Net Mineral Acres)

21. Oil, Gas and Mineral Lease dated May 8, 1996 between Denise West Berry, Madeline West Thompson, Harry Paul Thompson, Lucille West Nichols, Robert B. Nichols, Ronald L. Nichols, Rebecca A. Nichols, John R. Nichols, Jennifer A. Nichols as Lessors and Eagle Oil & Gas Co. as Lessee covering
898.793 acres, recorded bearing File No. 390668 Book 630 Page 260 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 852.959 Net Mineral Acres)

22. Oil, Gas and Mineral Lease dated May 8, 1996 between P.W. West Estate Partnership as Lessor and Eagle Oil & Gas Co. as Lessee covering 30.74 acres, recorded bearing File No. 390678 Book 630 Page 304 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 30.74 Net Mineral Acres)

23. Oil, Gas and Mineral Lease dated May 8, 1996 between Nichols Inter Vivos Trust as Lessor and Eagle Oil & Gas Co. as Lessee covering 40.0 acres, recorded bearing File No. 390679 Book 630 Page 310 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

24. Oil, Gas and Mineral Lease dated May 9, 1996 between William O. Behan, Jr. and wife, Velva T. Behan as Lessors and Eagle Oil & Gas Co. as Lessee covering 40 acres, more or less, being the NE/4SW/4 of Section 22, Township 4 South, Range 10 West recorded bearing File No.390913 Book 631 Page _______ of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 20.00 Net Mineral Acres)

25. Oil, Gas and Mineral Lease dated May 9, 1996 between Forest Technology, Inc. as Lessor and Eagle Oil & Gas Co. as Lessee covering 90 acres, more or less, being the SW/4NE/4; SE/4NW/4; and a parcel of land described as follows: Beginning at the SE corner of the NE/4 of the NW/4, Thence West 220 yards, Thence North 220 yards, Thence East 220 yards, Thence South 220 yards to Point of Beginning, all in Section 22, Township 4 South, Range 10 West; 60 acres, more or less, being the SW/4NE/4 and the N/2NW/4SE/4,
Section 11, Township 4 South, Range 9 West recorded bearing File No.390912 Book 631 Page _______ of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 120.00 Net Mineral Acres)

26. Oil, Gas and Mineral Lease dated May 10, 1996 between Truett L. Mitchell and wife, Linda Mitchell as Lessors and Eagle Oil & Gas Co. as Lessee covering 48.0 acres, recorded bearing File No. 390676 Book 630 Page 296 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 48.00 Net Mineral Acres)

27. Oil, Gas and Mineral Lease dated May 21, 1996 between Paul Cooley and wife, Mary Frances Cooley as Lessors and Eagle Oil & Gas Co. as Lessee covering
77.0 acres, recorded bearing File No. 390667 Book 630 Page 255 of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 77.00 Net Mineral Acres)

28. Oil, Gas and Mineral Lease dated May 21, 1996 between Benjamin F. Hudson, Jr. and wife, Barbara Edith Hudson as Lessors and Eagle Oil & Gas Co. as Lessee covering 75 acres, more or less, out of Section 34, Township 4 South, Range 10 West, being more particularly described as follows:

                 Township 4 South, Range 10 West: 75.0 acres, more or less, being described as Beginning at the SE corner of the S/2 of the NE/4 of the SE/4 of Section 33, Thence North 285.0 feet; Thence West 40 feet to centerline of road; Thence South-Southwest along center line of road, 285.5 feet; Thence East 60.0 feet to the Point of Beginning, containing 0.33 acres, more or less. The NW/4SW/4; the SW/4SW/4, LESS AND SAVE AND EXCEPT 3.0 acres in the NW corner sold to Dan Burge, and LESS 2.0 acres in the SE corner sold to Walter Bryan Hudson, Sr., Section 34, Township 4 South, Range 10 West, all in Beauregard Parish, Louisiana,

recorded bearing File No.390911 Book 631 Page ______ of the Conveyance Records of Office of Clerk of Court of Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 75.00 Net Mineral Acres)

29. Oil, Gas and Mineral Lease dated May 24, 1996 between Irwin Carroll Stine and wife, Betty Stine as Lessors and Eagle Oil & Gas Co. as Lessee covering 60 acres, more or less, being the E/2SE/4SW/4; the SW/4SE/4, Section 35, Township 4 South, Range 10 West recorded bearing File No.390910 Book 631 Page _______ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering
60.00 Net Mineral Acres)

30. Oil, Gas and Mineral Lease dated May 25, 1996 between Kenward D. Stine and wife, Lee Stine as Lessors and Eagle Oil & Gas Co. as Lessee covering 70.0 acres, more or less, being the S/2SE/4SE/4 of Section 35; the S/2SW/4SW/4 and the S/2SE/4SW/4 of Section 36; the SW/4NE/4SW/4, Section 36; all in Township 4 South, Range 10 West recorded bearing File No.390909 Book 631 Page _______ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 70.00 Net Mineral Acres)

31. Oil, Gas and Mineral Lease dated April 18, 1996 between Jay Ralph Beatty, Jr. as Lessor and Eagle Oil & Gas Co. as Lessee covering 30.08 acres, more or less, being part of the SE/4SW/4 of Section 19, Township 3 South, Range 10 West, lying South of the right-of-way of the Jasper-Eastern Railway Company recorded bearing File No.390908 Book 631 Page _____ ____ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 10.0266 Net Mineral Acres)

32. Oil, Gas and Mineral Lease dated June 5, 1996 between Mamie Dozier Cooley, dealing in her separate property as Lessor and Eagle Oil & Gas Co. as Lessee covering 25.0 acres, more or less, being the S/2NE/4NE/4; the N/4N/2SE/4NE/4, Section 9, Township 4 South, Range 10 West recorded bearing File No.390907 Book 631 Page __________ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 25.00 Net Mineral Acres)

33. Oil, Gas and Mineral Lease dated June 4, 1996 between Johnnie Ronald Jeffares and wife, Helen Jeffares as Lessors and Eagle Oil & Gas Co. as Lessee covering 23.0 acres, more or less, being described as the West 28 acres of the SE/4NE/4 of Section 2, Township 4 South, Range 10 West, LESS, SAVE AND EXCEPT
1.0 acres, more or less in the SE corner thereof, and LESS, SAVE AND EXCEPT 4.0 acres, more or less, in the Southwest corner thereof recorded bearing File No.390906 Book 631 Page ___________ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 23.00 Net Mineral Acres)

34. Oil, Gas and Mineral Lease dated May 31, 1996 between Lee Marsalise and wife, Bele Willene Marsalise as Lessors and Eagle Oil & Gas Co. as Lessee covering 40.0 acres, more or less, being the NE/4NW/4 of Section 3, Township 4 South, Range 10 West recorded bearing File No.390905 Book 631 Page _________ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

35. Oil, Gas and Mineral Lease dated April 22, 1996 between Ella Dee Watson and husband, Robert B. Watson as Lessors and Eagle Oil & Gas Co. as Lessee covering 30.0 acres, more or less, being the E/2NE/4SW/4 and the NW/4NE/4SW/4 of Section 36, Township 4 South, Range 10 West recorded bearing File No.390904 Book 631 Page ________of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 18.00 Net Mineral Acres)

36. Oil, Gas and Mineral Lease dated June 5, 1996 between Gary L. Foshee and wife, Holly L. Foshee as Lessors and Eagle Oil & Gas Co. as Lessee covering
666.0 acres, more or less, being all of that certain tract of 986.0 acres, more or less, described as follows:

                 The following land located in Township 4 South, Range 9 West:

                 All of the W/2NE/4NW/4 and the NW/4 NW/4 lying South and East of the KCS Railroad ROW, Section 7;
                 All of that portion of the S/2NW/4 lying South and East of the
                          KCS Railroad ROW; The S/2NE/4SW/4, Section 7;
                 The NW/4 of Section 18;

                 The following land located in Township 4 South, Range 10 West:

                 The SE/4NE/4 lying South and East of the KCS Railroad ROW,
                          Section 12; The NE/4 of Section 13;

                 LESS, SAVE AND EXCEPT FROM THE ABOVE DESCRIBED PROPERTY, the NW/4 of Section 18, Township 4 South, Range 9 West; and the NE/4 of Section 13, Township 4 South, Range 10 West, leaving a total of 666.0 acres, more or less.

recorded bearing File No.390939 Book 631 Page ____________ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 333.00 Net Mineral Acres)

37. Oil, Gas and Mineral Lease dated June 3, 1996 between Glenn H. Stine, dealing in his separate property as Lessor and Eagle Oil & Gas Co. as Lessee covering 60.0 acres, more or less, being the SW/4SW; the W/2SE/4SW/4, Section 35, Township 4 South, Range 10 West recorded bearing File No.390903 Book 631 Page ___________ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 60.00 Net Mineral Acres)

38. Oil, Gas and Mineral Lease dated May 24, 1996 between Temple-Inland Forest Products Corporation as Lessor and Eagle Oil & Gas Co. as Lessee covering 7,438.10 acres, more or less, described as follows:

                        Township 4 South, Range 9 West:

           Section 25: SW/4 of the NW/4 (40 acres); SE/4 of the SE/4 (40 acres); E/2 of the SW/4 (80 acres); S/2 of the SE/4 (80 acres); SE/4 of the NW/4 (40 acres)

           Section 28: W/2 of the NW/4 (80 acres); SE/4 of the NW/4 (40 acres); SW/4 (160 acres)

           Section 29: E/2 of the NE/4 (80 acres); E/2 of the SE/4 (160 acres

           Section 32: E/2 of the NW/4 (80 acres); W/2 of the SE/4 (80 acres); E/2 of SW/4 (80 acres); NE/4 (160 acres)


           Section 33: N/2 of SW/4 (80 acres); SE/4 of SW/4 (40 acres);
                       SE/4 (160 acres); N/2 (320 acres)

           Section 34: Entire (640 acres)

           Section 35: W/2 of NW/4 (80 acres); W/2 of SW/4 (80 acres);
                       SE/4 of SW/4 (40 acres)

           Section 36: NE/4 of SE/4 (40 acres); NE/4 (160 acres)

                        Township 5 South, Range 9 West:

           Section 2: W/2 of NW/4 (80 acres); S/2 of NW/4 (80 acres); SW/4 of NE/4 (40 acres); W/2 of SE/4 (80 acres); SW/4 (160 acres)

           Section 3:  Entire (640 acres)

           Section 4: E/2 of SW/4 (80 acres); E/2 of NW/4 (80 acres); E/2 (320 acres)

           Section 5:  E/2 of NW/4 (80 acres); W/2 of NE/4 (80 acres)

           Section 6:  S/2 of NE/4 (80 acres)

           Section 9:  NE/4 (160 acres)

           Section 10: NE/4 (160 acres); N/2 of NW/4 (80 acres); SE/4 of
                       NW/4 (40 acres); N/2 of SE/4 (80 acres) SE/4 of SE/4 (40 acres); N/2 of SW/4 (80 acres) SW/4 of SW/4 (40 acres)

           Section 11: NW/4 (160 acres); W/2 of NE/4 (80 acres); W/2 of
                       SW/4 (80 acres); SE/4 of SW/4 (40 acres); W/2 of SE/4 (80 acres)

           Section 14: NW/4 (160 acres); NW/4 of NE/4 (40 acres); W/2 of
                       SE/4 (80 acres); N/2 of SW/4 (80 acres)

           Section 15: N/2 of NE/4 (80 acres); SE/4 of NE/4 (40 acres);
                       NE/4 of SE/4 (40 acres)


                    Township 5 South, Range 8 West

           Section 6: NE/4 of SW/4 (40 acres); SE/4 of SW/4 (40 acres); SW/4 of SE/4 (40 acres); NW/4 of SE/4 less 1.9 acre for Church (38.1 acres)

           Section 7:  NE/4 (160 acres); E/2 of SE/4 (80 acres)

           Section 8:  SW/4 of NW/4 (40 acres); NW/4 of SW/4 (40 acres)

           Section 15: S/2 of SW/4 (80 acres); N/2 of SE/4 (80 acres);
                       SW/4 of SE/4 (40 acres)

           Section 17: E/2 (320 acres); NW/4 of NW/4 (40 acres)

           Section 18: SE/4 of NE/4 (40 acres); N/2 of SE/4 (80 acres)

recorded bearing File No.390936 Book 631 Page ___________ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 7,438.10 Net Mineral Acres)

39. Oil and Gas Lease dated May 28, 1996 between The Long-Bell Petroleum Company, Inc. as Lessor and Eagle Oil & Gas Co. as Lessee covering 3,270.33 acres, more or less, described as follows:

                 The following land located in Township 4 South, Range 9 West:

                        Section 18:  All

                        Section 19:  All
                        Section 29:  W/2E/2; W/2
                        Section 30:  All
                        Section 31:  All
                        Section 32:  W/2 W/2

INSOFAR AND ONLY INSOFAR as the Leased Premises cover depths from the surface to 100' below the base of the Austin Chalk formation, for which a notice of Execution of Oil and Gas Lease is recorded bearing File No.390933, Book 631, Page ______ ____ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 3270.33 Net Mineral Acres)

40. Oil and Gas Lease dated May 28, 1996 between The Long-Bell Petroleum Company, Inc. as Lessor and Eagle Oil & Gas Co. as Lessee covering 3,573.17 acres, more or less, described as follows:

                 The following land located in Township 4 South, Range 10 West:

                        Section 13:  E/2, SE/4SW/4
                        Section 22:  E/2NE/4
                        Section 23:  S 3/4
                        Section 24:  All except W/2NW/4
                        Section 25:  All
                        Section 26:  All
                        Section 27:  SE/4NE/4, NE/4SE/4, S/2SE/4
                        Section 35:  E/2NE/4, NE/4SE/4
                        Section 36:  N/2, NW/4SW/4, SE/4

                 INSOFAR AND ONLY INSOFAR as the Leased Premises cover depths from the surface to 100' below the base of the Austin Chalk formation,

for which a Notice of Execution of Oil and Gas Lease is recorded bearing File No.390934 Book 631 Page ___________ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 3573.17 Net Mineral Acres)

41. Oil, Gas and Mineral Lease dated May 22, 1996 between Charles Franklin Hudson, et ux, as Lessors, and Eagle Oil & Gas Co. as Lessee, covering 240.00 acres, more or less, covering the SW/4; The NW/4 of the SE/4, Section 27; the NW/4 of the SW/4, Section 34, all in Township 4 South, Range 10 West, Beauregard Parish, Louisiana, recorded bearing File No. 390937 Book 631 Page _____ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 120.00 Net Mineral Acres)

42. Oil, Gas and Mineral Lease dated June 4, 1996 between Kenneth R. Dunn, et ux, as Lessors, and Eagle Oil and Gas Co., as lessee, covering 40.0 acres, more or less, being the SW/4 of the NE/4, Section 15; Township 4 South, Range 10 West, Beauregard Parish, Louisiana, recorded bearing File No.390938, Book 631, Page _____ of the Conveyance Records, Office of Clerk of Court, Beauregard Parish, Louisiana, to which reference is here made for all purposes. (Covering 40.00 Net Mineral Acres)

43. Letter Agreement dated June 12, 1996, between William Doornbos Louisiana Trust, et al and Shield Petroleum Incorporated covering an Offer to purchase Option to Acquire Oil, Gas and Mineral Lease covering 14,093.75 acres located in Beauregard Parish, Lousisana and described as follows: (Covering 6,650.28 Net Mineral Acres)

44.      Oil and Gas Lease Agreement dated May 28, 1996 between The Long-Bell
Petroleum    Company, Inc. as Lessor and Eagle Oil & Gas Co. as Lessee covering
6740.0 acres, more or less, covering all or portions of Sections 26, 27, 33,
34, 35, 36, Township 4 South, Range 8     West and Sectiona 1, 2, 3, 4, 9, 10,
12, 16, Township 5 South, Range 8 West. (Covering 6740.00 Net Mineral Acres)


B.       EAST FELICIANA PARISH

1. Oil, Gas and Mineral Lease dated May 22, 1996 between T. Chalmers McKowen, III, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 2060.619 acres, recorded bearing File No.143500 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 2,060.619 Net Mineral Acres)

2. Oil, Gas and Mineral Lease dated May 28, 1996 between Adolphus deBretton McKowen, et ux, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 173.15 acres, recorded bearing File No. 143501 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 173.15 Net Mineral Acres)

3. Oil, Gas and Mineral Lease dated May 23, 1996 between Alex C. McKowen, Jr., et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 1306.94 acres, recorded bearing File No.143502 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1,306.94 Net Mineral Acres)

4. Oil, Gas and Mineral Lease dated May 23, 1996 between Alex C. McKowen, III, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering
1.47 acres, recorded bearing File No.143503 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1.47 Net Mineral Acres)

5. Oil, Gas and Mineral Lease dated May 23, 1996 between John Griffith McKowen, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 1,206.32 acres, recorded bearing File No.143504 Book _____ Page _____ of Conveyance Records, Office of Clerk of

Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1,055.53 Net Mineral Acres in East Feliciana Parish)

6. Oil, Gas and Mineral Lease dated May 23, 1996 between Robert Michael McKowen, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering 1,206.32 acres, recorded bearing File No.143644 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 150.79 Net Mineral Acres)

7. Oil, Gas and Mineral Lease dated May 23, 1996 between John Griffith McKowen and Marilyn Messer McKowen Irrevocable Real Estate Trust, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 386.38 acres, recorded bearing File No. 143505 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 338.0825 Net Mineral Acres)

 8. Oil, Gas andMineral Lease dated May 23, 1996 between Robert Michael McKowen. as Lessor, and Shield Petroleum Incorporated, as Lessee, covering
386.38 acres, recorded bearing File No. 143645 Book ______ Page ______ of Coneyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 48.2975 Net Mineral Acres)

 9. Oil, Gas and Mineral Lease dated May 28, 1996 between Bebe McNeely Kalencki, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering
30.11 acres, recorded bearing File No.143506 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 30.11 Net Mineral Acres)


10. Oil, Gas and Mineral Lease dated May 28, 1996 between William Lynn Kalencki, Jr., Trust, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 30.11 acres, recorded bearing File No.143507 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 30.11 Net Mineral Acres)

11. Oil, Gas and Mineral Lease dated May 28, 1996 between Mansel S. Slaughter, Jr., et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 244.75 acres, recorded bearing File No.143508 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 244.25 Net Mineral Acres)

12. Oil, Gas and Mineral Lease dated May 23, 1996 between Alex C. McKowen, Jr, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering
333.72 acres, recorded bearing File No. 143509 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 166.86 Net Mineral Acres)

13. Oil, Gas and Mineral Lease dated May 28, 1996 between Patricia McNeely Davidson, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering
30.11 acres, recorded bearing File No.143510 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 15.055 Net Mineral Acres)

14. Oil, Gas and Mineral Lease dated May 30, 1996 between Adolphus deBretton McKowen, et ux, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 44.34 acres, recorded bearing File No. 143638 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 44.34 Net Mineral Acres)

15. Oil, Gas and Mineral Lease dated June 3, 1996 between Lerline McNeely Bickham, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 520.24 acres, recorded bearing File No. 143639 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 520.24 Net Mineral Acres)

16. Oil, Gas and Mineral Lease dated June 3, 1996 between Lerline McNeely Bickham, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering
30.11 acres, recorded bearing File No. 143640 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 30.11 Net Mineral Acres)

17. Oil, Gas and Mineral Lease dated June 3, 1996 between Ewell D. Bickham, Jr., and Carolyn Phillips Bickham, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 1,433.00 acres, recorded bearing File No. 143641 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1,433.00 Net Mineral Acres)

18. Oil, Gas and Mineral Lease dated June 3, 1996 between The Lerline M. and Ewell D. Bickham Trust for their Grandchildren, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 117.00 acres, recorded bearing File No. 143642 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 117.00 Net Mineral Acres)

19. Oil, Gas and Mineral Lease dated June 6, 1996 between Harry S. Morris, Jr., Individually and as Agent and Attorney-in-Fact for Keith C. Morris and Cindy Godwin Morris, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 160.00 acres, recorded bearing File No.143643 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 160.00 Net Mineral Acres)

20. Oil, Gas and Mineral Lease dated May 28, 1996 between Henrietta McKowen, as Lessor, and Shield Petroleum Incorporated, as Lessee, covering
172.052 acres, recorded bearing File No. 143646 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana

Parish, Louisiana, to which reference is heremade for all purposes. (Covering 172.052 Net Mineral Acres)

21. Oil, Gas and Mineral Lease dated June 10, 1996 between John Keller McKowen, Jr., as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 420.69 acres, recorded bearing File No.143647 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 420.69 Net Mineral Acres)

22. Oil, Gas and Mineral Lease dated June 10, 1996 between Henrietta McKowen, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 282.59 acres, recorded bearing File No. 143648 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, East Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 282.59 Net Mineral Acres)


C.       WEST FELICIANA PARISH

1. Oil, Gas and Mineral Lease dated June 6, 1996 between The Lerline M. and Ewell D. Bickham Trust For Their Grandchildren, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 424.41 acres, recorded bearing File No.70591 Book _____ Page _____ of Conveyance Records, Office of Clerk of Court, West Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (Covering 424.41 Net Mineral Acres in West Feliciana Parish).

2. Oil, Gas and Mineral Lease dated May 23, 1996 between John Griffith McKowen, et al, as Lessors, and Shield Petroleum Incorporated, as Lessee, covering 1206.32 acres, recorded bearing File No. 70558 Book ____ Page ____ of Conveyance Records, Office of Clerk of Court, West Feliciana Parish, Louisiana, to which reference is heremade for all purposes. (All Net Mineral Acres for this lease are reported under East Feliciana Parish, under Lease 5).


D.       ST. JOHN THE BAPTIST PARISH

1. Oil, Gas and Other Hydrocarbon Lease dated June 14, 1996, between Williams Land Company, L. L. C., as Lessor, and Shield Petroleum Incorporated and Hugoton Energy Corporation, as Lessee, covering 3,173.40 acres, described as follows:

                        Township 9 South - Range 8 East

Description                      Section                  Net Acres

Eastern portion of Lot #1, and
  all of Lots # 2, 3, 4, & 5, Less
  and Except that portion of Lot
  #1 of the "ROGERS TRACT" lying
  West of I-55 Interstate Highway

     Right-of-way, and that portion
     of Lot #1 lying East of ICRR
     Right-of-Way being Tracts
     A and B retained in sale to
     LWL&FC dated January 24, 1977 and
     recorded COB 106, Folio 206, Act
     No. 56114                                     37            3,064.03

All as shown on that certain original Township Map of T9S - R8&9E, South Eastern Land District, Louisiana, East of the Mississippi River, approved by the Surveyor General's Office, New Orleans, Louisiana, January 20, 1873 and as more particularly shown on plat made by William H. Wilder dated July 16, 1855.


That portion of Lot #1 of the
     "ROGERS TRACT" lying West
     of I-55 Interstate Highway
     Right-of-way, and that portion
     lying East of ICRR Right-of-Way
     being a portion of Tract A and
     all of Tract B retained in sale
     to LWL&FC dated January 24, 1977
     and recorded COB 106, Folio 206,
Act No. 56114                                      37             109.37

All as shown on that certain original Township Map of T9S - R8&9E, South Eastern Land District, Louisiana, East of the Mississippi River, approved by the Surveyor General's Office. New Orleans, Louisiana, January 20, 1873 and as more particularly shown on plat made by William H. Wilder dated July 16, 1855.

                               Total Acreage:                    3,173.40

Notice of Lease recorded bearing File No. ________ Book ____ Page ____ of the Conveyance Records, Office of Clerk of Court, St John the Baptist Parish, Louisiana, to which reference is heremade for all purposes. (Covering 3,173.40 Net Mineral Acres)

E.       TANGIPAHOA PARISH, LOUISIANA

1. Oil, Gas and Mineral Lease dated June 13, 1996, between Charles J. Fulda, III, et al, as Lessors, and Gulf Explorer, L. L. C., as Lessee, covering
223.08 acres, recorded bearing File No. 488858 Book 818 Page 69 of Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 223.88 Net Mineral Acres)

2. Oil, Gas and Mineral Lease dated June 13, 1996, between Gloria Bradley McFadden, et ux, as Lessor, and Gulf Explorer, L. L. C., as Lessee, covering
206.29 acres, recorded bearing File No. ________ Book ____ Page ____, of Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 206.29 Net Mineral Acres)

3. Oil, Gas and Mineral Lease dated June 12, 1996, between Mary Elizabeth Robinson Stansell, et al, as Lessors, and Richie Land Company, Inc., as Lessee, covering 2,340.00 acres, recorded bearing File No. ________ Book ____ Page ____, of Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 2,340.00 Net Mineral Acres)

4. Oil, Gas and Mineral Lease dated June 13, 1996, between Manchac Equities, L. L. C., as Lessor, and Gulf Explorer, L. L. C., as Lessee, covering 1,194.13 acres, recorded bearing File No. 488859 Book 818 Page 75 of Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 1,194.13 Net Mineral Acres)

5. Mineral Lease dated May 23, 1996, between The Joyce Foundation, as Lessor, and Shield Petroleum Incorporated and Hugoton Energy Corporation, as Lessees, covering 13,659.92 acres described as follows:


                         Township 7 South, Range 8 East

Section 32: Southwest quarter of the Northwest quarter, and Southwest quarter of section bounded on the West, now or formerly, by lands of Williams, Inc., including that beneath the Illinois Central
             Gulf Railroad R/W                            119.54

        32:  South Half of Northeast quarter               81.60

        32:  Southeast quarter of Northwest quarter        40.80

        32:  Southeast quarter of section                 163.20

        33:  South half of section                        322.72


                         Township 8 South, Range 8 East

Section 1:  North half of section                         336.00
        1:  South half of Southwest quarter                84.00
        2:  North half of section                         325.52
        2:  Southwest quarter of section                  163.76
        2:  South half of Southeast quarter                81.38
        3:  Entire section                                656.00

         4:  Entire section                                647.36
         5:  All that part of section bounded on the
             West, now or formerly, by lands of Joseph
             Rathborne Land & Lumber Company, Inc.,
             including that beneath the Illinois
             Central Gulf Railroad R/W                     383.42
         8:  All that part of section lying East of
             Illinois Central Railroad R/W                 220.92
         9:  Entire section                                640.00
        10:  Entire section                                640.00
        11:  Entire section                                640.00
        12:  Entire section                                656.00
        13:  Entire section                                656.00
        14:  Entire section                                640.00
        15:  Entire section                                640.00
        16:  Entire section                                640.00
        17:  All that part of section bounded on the West,
             now or formerly, by lands of Joseph Rathborne
             Land & Lumber Company, Inc., including that
             beneath the Illinois Central Gulf
             Railroad R/W                                   85.78
        21:  All that part of section bounded on the
             West, now or formerly, by lands of
             Williams, Inc., including that beneath
             the Illinois Central Gulf Railroad R/W        580.42
        22:  Entire section                                640.00
        23:  Entire section                                640.00
        24:  Northwest quarter of Northeast quarter         41.00
        24:  Northwest quarter of section                  164.00

                        Township 8 South, Range 9 East

Section  5:  Northeast quarter of Southwest quarter         39.33
         5:  South half of Southwest quarter                78.66
         5:  West half of Southeast quarter                 78.66
         7:  South half of North half of section           164.00
         7:  South half of section                         328.00
         8:  Northwest quarter of Northeast quarter         39.51
         8:  South half of Northeast quarter                79.02
         8:  Northwest quarter of section                  158.04
         8:  South half of section                         316.08
        16:  West half of West half of section             161.20
        17:  Entire section                                632.00
        18:  Entire section                                656.00
                                                        ---------

             Total Acreage                              13,659.92
for which a Notice of Execution of Mineral Lease is recorded bearing File No. ________ Book ____ Page ____ of the Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes (Covering 13,659.92 Net Mineral Acres)

6. Oil, Gas and Other Hydrocarbon Lease dated June 14, 1996, between Williams Land Company L. L. C., as Lessor, and Shield Petroleum Incorporated and Hugoton Energy Corporation, as Lessee, covering 2,630.95 acres described as follows:

                           WITHIN CITY OF PONCHATOULA

                        Township 7 South - Range 7 East

Description                Section                             Net Acres
S/2                           24                                23.19
E/2 of SE/4                   37                                59.29
                                                                -----
                                                                82.48

                          OUTSIDE CITY OF PONCHATOULA

                        Township 7 South - Range 7 East

SE/4 of NE/4; SE/4 of NW/4;
    SE/4; and NE/4 of SW/4    34                               280.00
Entire                        35                               641.28
Entire                        36                               640.38
                                                             --------
                                                             1,561.66



                        Township 7 South - Range 8 East

NW/4 of SE/4; S/2 of SE/4;
  and SW/4                    30                               267.75
Entire                        31                               625.00
All west of I.C.R.R.          32                                68.00
Portion of Lot #6             45                                26.06
                                                             --------
                                                               986.81

                TOTAL ACREAGE:                               2,603.95


for which a Notice of Lease is recorded bearing File No. ________ Book ____ Page ____ of the Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 2630.95 Net Mineral Acres)

7. Oil, Gas and Other Hydrocarbon Lease dated June 14, 1996, between Williams Land Company, L. L. C., as Lessor, and Shield Petroleum Incorporated and Hugoton Energy Corporation, as Lessee, covering 2,941.78 acres, described as follows:

                       Township 8 South - Range 7 East

Description                      Section                    Net Acres
All east of River                  9                          69.85
N/2; SE/4; and Sw/4 north and
     east of River                10                         479.65
Entire                            11                         638.80
Entire                            12                         666.48
                                                           --------
                                                           1,854.78



                       Township 8 South - Range 8 East

Entire                             7                          672.00
All west of I.C.R.R.               8                          415.00
                                                            --------
                                                            1,087.00

                Total Acreage:                              2,941.78


for which a Notice of Lease recorded bearing File No. ________ Book ____ Page ____of the Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is heremade for all purposes. (Covering 2,941.78 Net Mineral Acres)

8. Oil, Gas and Other Hydrocarbon Lease dated June 14, 1996, between Williams Land Company, L. L. C., as Lessor, and Shield Petroleum Incorporated and Hugoton Energy Corporation, as Lessees, covering 2,688.98 acres, described as follows:


                       Township 8 South - Range 8 East

Description                      Section                     Net Acres
Entire                             19                          672.00
Entire                             20                          633.00
All west of I.C.R.R.               21                          64.82
NW/4; SE/4; and Frac. SW/4         29                          415.80
Entire                             30                          343.36
Part north of North Pass           34                            ---
Part north of North Pass           35                            ---
Part north of North Pass           36                          560.00
                                                             --------

                Total Acreage:                               2,688.98

for which a Notice of Lease recorded bearing File No. ________ Book ____ Page ____ of the Conveyance Records, Office of Clerk of Court, Tangipahoa Parish, Louisiana, to which reference is here made for all purposes. (Covering 2,688.98 Net Mineral Acres)